Annual Report to Shareholders



                              SAND HILL PORTFOLIO
                                  MANAGER FUND


                                  A Series of
                             The World Funds, Inc.
                         A "Series" Investment Company


                               For the Year Ended
                                August 31, 2002

Dear Shareholders:

     The Fund's total return for the fiscal year ended August 31, 2002 was (15.7)%. This compares with the following benchmarks:


                ----------------------------- -----------------------
                Lipper Global Flexible Index          (8.6)%
                ----------------------------- -----------------------
                ----------------------------- -----------------------
                S&P 500                              (18.0)%
                ----------------------------- -----------------------
                ----------------------------- -----------------------
                MSCI EAFE (international
                           stocks)                    (14.9)%
                ----------------------------- -----------------------
                ----------------------------- -----------------------
                Salomon Treasury Bond Index             9.2%
                ----------------------------- -----------------------
                ----------------------------- -----------------------
                U.S. Treasury Bill Index
                  (cash surrogate)                      2.4%
                ----------------------------- -----------------------


     The composition of the Fund at fiscal year-end was 69% domestic stocks, 8% foreign stocks, 14% bonds and 9% cash. The portfolio consisted of 39 stocks from a cross-section of industries and market capitalizations, with the majority of holdings having a market cap over $10 billion. Sectors represented in the Fund included consumer discretionary (20% of the equity allocation), healthcare (16%), financials (14%), information technology (13%) and consumer staples (11%). The Fund had no representation in Materials, Telecommunications or Utilities. The single largest holding was the S&P Mid Cap Depository Receipts at 7% of equities.

     The international stock allocation was comprised of three positions. These consisted of American Depository Receipts (ADRs) of BP p.l.c., a "supermajor" integrated oil company based in the UK, and Panamerican Beverage, the largest Coca-Cola bottler in Latin America. Additionally, the Fund held a stake in an exchange-traded fund designed to track the performance of the MSCI EAFE.

     The domestic bond allocation was composed of six securities, including US Treasury notes, the obligations of government agencies, and high quality corporate bonds. All fixed income securities had maturities between three and nine years. The weighted average duration was 4.5 years.

     An important objective of the Fund is to minimize the tax burden of our shareholders. As with the past several years, no capital gains distributions were paid in fiscal 2002.

     The past twelve months have been a bumpy ride for equities. With the major indices headed towards a third consecutive down year, this bear market is of a length and severity not seen since World War II. Countless factors are at work: the attacks of September 11 and the continuing war on terrorism; accounting scandals; conflicted Wall Street research; a wobbling economy; a weakening outlook for corporate profits; and tensions in the Middle East, to name a few.

     Against such a backdrop, it has been hard to avoid being burned. Nearly every investment style has produced losses, as most stocks are deep in negative territory regardless of market capitalization, valuation or fundamentals. With such a frenzy of across-the-board selling, it is a partial victory to emerge only singed. That is not to say we are satisfied with last year's results. Mindful of the effect of an extended bear market on shareholders' psyches and wallets, the managers of the Fund have taken steps to add value where it exists in this tough environment.

     Specifically, we made a tactical decision to slightly underweight equities relative to our target level. We have been more aggressive with our sell discipline, taking profits on overextended names. On the flip side, we have been quicker to jettison companies whose fundamentals take a turn for the worse in order to limit the damage when things go bad. We have sharpened our focus on overall valuation levels, constantly checking that the stocks we own meet our growth-at-a-reasonable-price standards. And we have broadened our holdings to include a more balanced mix of large and mid cap stocks. We have increased the number of REITs in the portfolio in order to capitalize on their low multiples and generous dividend yields. Within the fixed income allocation, we shifted money out of overpriced Treasuries and agencies and into better yielding corporate bonds. At the same time, duration was shortened in order to reduce the Fund's exposure to interest rate risk.

     History and experience tell us that market extremes do not last forever. Looking through the vale, stocks represent the best bet for long-term appreciation. The timing of a recovery is impossible to predict, however, and therein lies the rub. Rates of returns for all asset classes are likely to be lower--and volatility higher--for the foreseeable future. Stocks will continue to represent the core of the Fund's holdings, but we will emphasize portfolio diversification in order to mitigate stock market risk and aid returns.

     We are confident that our core strategy, enhanced by the adjustments we have made recently, will pay off over the long haul. As always, the goal is to construct a portfolio that will deliver solid risk-adjusted returns come rain or shine. We look forward to better times and being able to reward our shareholders' support in the year ahead.

-------------------------------------------------------------------------------
            COMPARISON OF $10,000 INVESTMENT IN SAND HILL PORTFOLIO
               MANAGER FUND VS. LIPPER GLOBAL FLEXIBLE FUND INDEX


               SAND HILL PORTFOLIO       lIPPER GLOBAL FLEXIBLE
                  MANAGER FUND                 FUND INDEX
               ------------------        ----------------------
01/01/95        10.0                       10.0
12/31/95        11.2                       11.7
12/31/96        13.3                       13.4
12/31/97        15.8                       15.1
8/31/98         14.7                       14.4
8/31/99         18.1                       17.9
8/31/00         22.4                       20.8
8/31/01         16.9                       17.9
8/31/02         14.3                       16.3



Past perfromance is not predictive of future performance.
-------------------------------------------------------------------------------
    ---------------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                          1 Year   5 Year   Since Inception
                         (15.71%)  (1.17%)    4.73%

                  * The total return shown does not reflect the
                 deduction of taxes that a shareholder would pay
                   on Fund distributions or redemption of Fund
                                     shares.
    ---------------------------------------------------------------------

-------------------------------------------------------------------------------

          The Lipper Global Flexible Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that
            allocate their investments across various asset classes,
          including both domestic and foreign stocks, bonds, and money market investments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the
                                 United States.

         (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

-------------------------------------------------------------------------------

                        SAND HILL PORTFOLIO MANAGER FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002

Number of                                                               Market
   Shares         Security Description                                  Value
---------         ----------------------                             --------
                  COMMON STOCKS:              76.57%

                  CONSUMER DISCRETIONARY:     14.81%
   25,500         AOL Time Warner*                                 $   322,575
    9,800         BJ Wholesale Club*                                   240,590
    3,600         Johnson Controls, Inc.                               310,644
   12,000         Mattel                                               233,160
   12,000         McDonald's Corp.                                     285,120
    5,200         McGraw-Hill Cos                                      329,732
    7,500         Talbots, Inc.                                        233,775
    9,700         Target Corp.                                         331,740
                                                                 --------------
                                                                     2,287,336
                                                                 --------------
                  CONSUMER STAPLES:            7.68%
   23,000         Panamerican Beverage                                 233,450
    8,500         Pepsico Inc.                                         336,175
    3,000         Procter and Gamble Co.                               265,950
   13,600         Safeway, Inc.*                                       351,152
                                                                 --------------
                                                                     1,186,727
                                                                 --------------
                  ENERGY:                      6.93%
   12,000         BP ADR                                               561,600
    3,300         ChevronTexaco Corp.                                  252,879
    9,000         Tidewater Inc.                                       256,500
                                                                 --------------
                                                                     1,070,979
                                                                 --------------
                  FINANCIALS:                 10.97%
    7,500         American Express                                     270,450
   10,250         MBIA Inc.                                            471,090
    5,200         Morgan Stanley                                       222,144
    7,200         Torchmark Corp.                                      268,920
    3,100         Washington Mutual, Inc.                              117,211
    6,600         Wells Fargo & Co.                                    344,454
                                                                 --------------
                                                                     1,694,269
                                                                 --------------
                  HEALTHCARE:                 11.96%
    5,800         Amgen Inc.*                                          261,174
    5,200         C. R. Bard, Inc.                                     284,648
    5,500         Johnson & Johnson                                    298,705
    5,000         Merck                                                252,600
    6,000         Medicis Pharmaceutical*                              266,700
   14,600         Pfizer, Inc.                                         482,968
                                                                 --------------
                                                                     1,846,795
                                                                 --------------
                  INDEX EQUITIES:              8.34%
    4,500         I-Shares MSCI EAFE Index                             477,045
   10,000         S & P Midcap Depository Receipts                     811,100
                                                                 --------------
                                                                     1,288,145
                                                                 --------------

                  INDUSTRIALS:                 2.28%
    7,200         H & R Block Inc.                               $     352,080
                                                                  -------------

                  INFORMATION TECHNOLOGY:      9.36%
   18,000         Autodesk, Inc.                                       239,400
   19,000         Cisco*                                               262,580
   11,000         Intel Corp.                                          183,370
    5,600         Microsoft Corp.*                                     274,848
   21,000         Oracle Corporation*                                  201,390
   11,500         Sungard Data Systems*                                283,475
                                                                 --------------
                                                                     1,445,063
                                                                 --------------
                  REITS:                       4.24%
    3,000         Apartment Investment & Management Co.                130,950
    6,500         Boston Properties, Inc.*                             246,220
    7,800         Simon Property Group                                 277,602
                                                                 --------------
                                                                       654,772
                                                                 --------------
                  TOTAL
                  COMMON STOCKS:
                  (Cost: $12,473,332)                               11,826,166
                                                                 --------------

Principal
  Amount          FIXED INCOME SECURITIES:    14.01%
-------------

$ 400,000         Walmart; 10/15/05; 5.875%                            436,094
  200,000         U.S. Treasury Note; 11/15/05; 5.875%                 220,047
  380,000         Federal National Mortgage Association;
                    03/05/07; 6.660%                                   429,229
  400,000         Federal Home Loan Bank;
                    09/02/08; 5.800%                                   439,340
  200,000         Federal Home Loan Bank
                    08/11/09; 6.800%                                   214,793
  400,000         General Electric Cap. Corp.
                    02/22/11; 6.125%                                   423,401
                                                                 --------------


                   TOTAL FIXED INCOME SECURITIES:
                   (Cost: $2,018,919)                                2,162,904
                                                                 --------------
                   TOTAL INVESTMENTS:
                   (Cost: $14,492,251)**         90.58%              3,989,070
                   Other assets, net              9.42               1,454,277
                                                -------            ------------
                   NET ASSETS                   100.00%            $15,443,347
                                                =======            ===========


*  Non-income producing


**Cost for Federal income tax purposes is $14,492,251 and net unrealized depreciation consists of:
             Gross unrealized appreciation               $1,470,684
             Gross unrealized depreciation               (1,973,865)
                                                         ----------
             Net unrealized depreciation                 $ (503,181)
                                                         ==========

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------

ASSETS
    Investments at value (identified cost of $14,492,251)
         (Notes 1 & 3)                                            $ 13,989,070
    Cash                                                             1,329,819
    Receivables:
         Dividends                                      $ 14,307
         Interest                                         37,636
         Securities sold                                  71,574
                                                       ---------
                                                                      123,517
    Prepaid expenses                                                   11,725
                                                                  ------------
            TOTAL ASSETS                                           15,454,131
                                                                  ------------

LIABILITIES
    Accrued expenses                                                   10,784
                                                                  ------------

NET ASSETS                                                      $  15,443,347
                                                                  ============

    NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($15,443,347 / 1,266,966 shares
          outstanding)                                          $      12.19
                                                                  ============

    At August 31, 2002, there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
    Paid in capital                                             $  17,379,452
    Accumulated net realized loss on investments                   (1,432,924)
    Net unrealized depreciation of investments                       (503,181)
                                                               ---------------
    Net Assets                                                  $  15,443,347
                                                               ===============


    See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                       $  150,880
      Dividend                                          177,918
                                                   -------------
        Total income                                                $  328,798
                                                                   ------------

EXPENSES
      Investment advisory fees (Note 2)                 175,348
      Custody fees and accounting fees                   33,753
      Recordkeeping and administrative services (Note 2) 35,069
      Legal and audit fees                               21,818
      Transfer agent fees (Note 2)                       32,520
      Shareholder servicing and reports (Note 2)         27,316
      Registration fees                                  10,490
      Miscellaneous                                      10,851
                                                     -----------
        Total expenses                                                 347,165
      Management fee waiver (Note 3)                                   (14,004)
                                                                    -----------
          Net expenses                                                 333,161
                                                                    -----------
        Net investment loss                                             (4,363)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS:
      Net realized loss on investments                                (866,923)
      Net change in unrealized appreciation on investments          (2,128,409)
                                                                    -----------
      Net loss on investments                                       (2,995,332)
                                                                    -----------
      Net decrease in net assets resulting from operations        $ (2,999,695)
                                                                    ===========


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                            Year ended         Year ended
                                         August 31, 2002     August 31, 2001
                                         ---------------     ---------------
OPERATIONS
   Net investment income (loss)          $  (4,363)            $  35,936
   Net realized loss on investments       (866,923)             (489,599)
   Change in unrealized appreciation
     of investments                     (2,128,409)           (5,425,412)
                                        -----------           -----------
   Net decrease in net assets resulting
     from operations                    (2,999,695)           (5,879,075)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ( $.03 and
     $.03 per share, respectively)         (35,980)             (34,611)

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     resulting from capital share
     transactions*                        (570,846)            1,989,391
                                         -----------          -----------
   Net decrease in net assets           (3,606,521)           (3,924,295)
   Net assets at beginning of year      19,049,868            22,974,163
                                        ------------          -----------
NET ASSETS at the end of the year
   (including undistributed net investment
    income of $-- and $37,078,
    respectively)                      $15,443,347           $19,049,868
                                       ===========           ============

* A summary of capital share transactions follows:

                                               Year ended
                               -----------------------------------------
                               August 31, 2002        August 31, 2001
                               ---------------        ---------------
                           Shares           Value  Shares             Value
                           --------       -------  ------            ------
Shares sold                191,432    $2,684,625  224,773         $3,666,400
Shares reinvested from
  distributions              2,372        34,422    1,864             33,370
Shares redeemed           (241,341)   (3,289,893)(105,467)        (1,710,379)
                          ---------   ---------- ---------        ----------
Net increase (decrease)    (47,537)   $ (570,846) 121,170        $ 1,989,391
                          =========   ========== =========        ==========

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                     Period ended   Year ended
                                       Years ended August 31,          August 31,   December 31,
                                -----------------------------------
                                 2002      2001      2000     1999      1998***        1997
                                 ----      ----      ----     ----      -----          -----
Per Share Operating Performance
Net asset value, beginning of
   period                      $ 14.49  $ 19.25   $ 15.73   $13.59    $ 14.57       $ 12.79
                                 -----    -----     -----    -----      -----         -----
Income from investment
 operations-
   Net investment income (loss)  (0.00)*   0.03      0.08     0.02       0.06          0.09
   Net realized and unrealized
     gain (loss) on investments  (2.27)   (4.76)     3.72     3.04      (1.04)         2.20
                                  ----     ----      ----     ----       ----         -----
   Total from investment
     operations                  (2.27)   (4.73)     3.80     3.06      (0.98)         2.29
                                  ----     ----      ----     ----       ----         -----
Less distributions-
   Distributions from net
     investment income           (0.03)   (0.03)    (0.05)   (0.07)        -          (0.08)
   Distributions from realized
     gains on investments           -        -      (0.23)   (0.85)        -          (0.43)
                                   ----    ----      ----     ----       ----         -----
   Total distributions           (0.03)   (0.03)    (0.28)   (0.92)        -          (0.51)
                                  -----   -----     -----    -----       ----         -----
Net asset value, end of period  $12.19   $14.49    $19.25   $15.73      $13.59       $14.57
                                 ======   =====     =====    ======      =====        =====

Total Return                    (15.71%) (24.61%)   24.24%   23.22%     ( 6.73%)      17.87%
                                 ======   =====     =====    ======      ======        =====

Ratios/Supplemental Data
 Net assets, end of period
    (000's)                     $15,443  $19,050   $22,974  $14,190     $10,370      $10,566
 Ratio to average net assets -(A)
    Expenses (B)                  1.90%    1.85%     1.84%     2.05%     2.08%**       2.08%
    Expense ratio- net (C)        1.90%    1.83%     1.84%     1.90%     1.86%**       1.90%
    Net investment income (loss) (0.02%)   0.17%     0.34%     0.19%     0.62%**       0.71%
Portfolio turnover rate          56.70%   46.57%    45.85%    39.17%    30.19%        16.48%

*    Represents less than $0.01 per share
**   Annualized
*** The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .08% for the year ended August 31, 2002 and .64% for the year ended December 31, 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002
------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $881,378 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $551,546 which will be recognized in the following tax year.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. SHA voluntarily agreed to waive its fees and reimburse the Fund for expenses in order to limit the operating expenses to 1.90% of average net assets. For the year ended August 31, 2002, the manager waived fees of $14,004.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$38,517 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $27,040 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, were $8,888,733 and $9,759,924, respectively.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily result from different treatments of post-October capital losses.

     The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                       Year ended       Year ended
                                     August 31, 2002   August 31, 2001
         Distributions paid from:
           Ordinary income             $   35,980        $  34,611
                                       ==========       ==========


         As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:


         Capital loss carryforward                   $   (881,378)
         Post-October capital losses                     (551,546)
         Unrealized depreciation                         (503,181)
                                                       -----------
                                                      $(1,936,105)
                                                       ===========

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Sand Hill Portfolio Manager Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sand Hill Portfolio Manager Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

The World Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

=========================== ================== ============ ================================== ===================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During     Other
                            with Company and   Funds in     the Past 5 Years                   Directorships by
                            Tenure             Company                                         Directors and
                                               Overseen                                        Number of Fund in
                                                                                               the Complex
                                                                                               Overseen
--------------------------- ------------------ ------------ ---------------------------------- -------------------
------------------------------------------------------------------------------------------------------------------
Interested Director:
------------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
John Pasco, III(2)          Chairman,          7            Mr. Pasco is Treasurer and a       Vontobel Funds,
--------------------------  Director and                    Director of Commonwealth           Inc.--3 Funds; The
 (56)                       Treasurer since                 Shareholder Services, Inc.,        World Insurance
                            May, 1997                       ("CSS"), the Company's             Trust--1 Fund
                                                            Administrator, since 1985;
                                                            President and Director of First
                                                            Dominion Capital Corp.,
                                                            ("FDCC"), the Company's
                                                            Underwriter; Director and
                                                            shareholder of Fund Services,
                                                            Inc., the Company's Transfer and
                                                            Disbursing Agent since 1987;
                                                            President and Treasurer of

                                                            Commonwealth Capital
                                                            Management, Inc.
                                                            since 1983 which
                                                            also owns an
                                                            interest in the
                                                            investment manager
                                                            of The New Market
                                                            Fund and an interest
                                                            in the investment
                                                            adviser to the Third
                                                            Millennium Russia
                                                            Fund, two other
                                                            funds of the
                                                            Company; President
                                                            of Commonwealth
                                                            Capital Management,
                                                            LLC, a registered
                                                            investment adviser,
                                                            since December,
                                                            2000; Shareholder of
                                                            Commonwealth Fund
                                                            Accounting, Inc.,
                                                            which provides
                                                            bookkeeping
                                                            services; Chairman,
                                                            Director and
                                                            Treasurer of
                                                            Vontobel Funds,
                                                            Inc., a registered
                                                            investment company,
                                                            since March, 1997;
                                                            Chairman,
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During     Other
                            with Company and   Funds in     the Past 5 Years                   Directorships by
                            Tenure             Company                                         Directors and
                                               Overseen                                        Number of Fund in
                                                                                               the Complex
                                                                                               Overseen
------------------------------------------------------------------------------------------------------------------
Interested Director (continued):
------------------------------------------------------------------------------------------------------------------
John Pasco, III(2)                                          Director and Treasurer of The
 (56)                                                       World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002.  Mr. Pasco is
                                                            also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Samuel Boyd, Jr.            Director since     7            Mr. Boyd is Manager of the         Vontobel Funds,
 (61)                       May, 1997                       Customer Services Operations and   Inc.--3 Funds; The
                                                            Accounting Division of the         World Insurance
                                                            Potomac Electric Power Company     Trust--1 Fund
                                                            since August, 1978; and Director
                                                            of Vontobel Funds, Inc., a
                                                            registered investment company,
                                                            since March,  1997;  Trustee of
                                                            The World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002.  Mr. Boyd is
                                                            also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
William E. Poist            Director since     7            Mr. Poist is a financial and tax   Vontobel Funds,
(65)                        May, 1997                       consultant through his firm        Inc.--3 Funds; The
                                                            Management Consulting for          World Insurance
                                                            Professionals since 1968;          Trust--1 Fund
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Poist is also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Paul M. Dickinson           Director since     7            Mr. Dickinson is President of      Vontobel Funds,
(54)                        May, 1997                       Alfred J. Dickinson, Inc.          Inc.--3 Funds; The
                                                            Realtors since
                                                            April, 1971; World
                                                            Insurance Director
                                                            of Vontobel Funds,
                                                            Trust--1 Fund Inc.,
                                                            a registered
                                                            investment company,
                                                            since March, 1997;
                                                            and a Trustee of The
                                                            World Insurance
                                                            Trust, a registered
                                                            investment company,
                                                            since May, 2002.



--------------------------- ------------------ ------------ ---------------------------------- -------------------

--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During     Other
                            with Company and   Funds in     the Past 5 Years                   Directorships by
                            Tenure             Company                                         Directors and
                                               Overseen                                        Number of Funds
                                                                                               in the Complex
                                                                                               Overseen
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Officers:
------------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*F. Byron Parker, Jr.       Secretary since    N/A          Mr. Parker is Secretary of CSS     N/A
 (58)                       May, 1997                       and FDCC since 1986; Secretary
                                                            of Vontobel Funds, Inc., a
                                                            registered investment company,
                                                            since March, 1997; Secretary of
                                                            The World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002; and partner in
                                                            the law firm Parker and McMakin.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*Jane H. Williams           Vice President     N/A          Ms. Williams is the President of   N/A
3000 Sand Hill Road         of the Company                  Sand Hill Advisors, Inc. since
Suite 150                   and President of                August, 2000 and was the
Menlo Park, CA  94025       the Sand Hill                   Executive Vice President of Sand
(53)                        Portfolio                       Hill Advisors, since 1982.
                            Manager Fund series since May, 1997.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*Leland H. Faust            President of the   N/A          Mr. Faust is President of CSI      N/A
One Montgomery St.,         CSI Equity Fund                 Capital Management, Inc. since
Suite 2525                  series and the                  1978.  Mr. Faust is also a
San Francisco, CA 94104     CSI Fixed Income                partner in the law firm Taylor &
(55)                        Fund series                     Faust since September, 1975.
                            since October,
                            1997.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*Franklin A. Trice, III     Vice President     N/A          Mr. Trice is President of          N/A
P. O. Box 8535              of the Company                  Virginia Management Investment
Richmond, VA 23226          and President of                Corp. since May, 1998; and a
(38)                        the New Market                  registered representative of
                            Fund series                     FDCC, the Company's underwriter
                            since October,                  since September, 1998.  Mr.
                            1998.                           Trice was a broker with Scott &
                                                            Stringfellow from
                                                            March, 1996 to May,
                                                            1997 and with
                                                            Craigie, Inc. from
                                                            March, 1992 to
                                                            January, 1996.
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*John T. Connor, Jr.        Vice President     N/A          Mr. Connor is President of Third   N/A
1185 Avenue of the          of the Company                  Millennium Investment Advisors,
Americas, 32nd Floor        and President of                LLC since April 1998; and
New York, NY 10036          the Third                       Chairman of ROSGAL Insurance
(61)                        Millennium                      since 1993.
                            Russia Fund
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During     Other
                            with Company and   Funds in     the Past 5 Years                   Directorships by
                            Tenure             Company                                         Directors and
                                               Overseen                                        Number of Funds
                                                                                               in the Complex
                                                                                               Overseen
------------------------------------------------------------------------------------------------------------------
Officers (continued):
------------------------------------------------------------------------------------------------------------------
*John T. Connor, Jr.        series since
1185 Avenue of the          October, 1998
Americas, 32nd Floor
New York, NY 10036
(61)
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*Steven T. Newby            Vice President     N/A          Mr. Newby is President of Newby    N/A
555 Quince Orchard Rd.,     of the Company                  & Co., a NASD broker/dealer
Suite 610                   and President of                since July, 1990; and President
Gaithersburg, MD 20878      the GenomicsFund                of xGENx, LLC since November,
(55)                        series since                    1999.
                            March, 2000
--------------------------- ------------------ ------------ ---------------------------------- -------------------
--------------------------- ------------------ ------------ ---------------------------------- -------------------
*Derwood S. Chase, Jr.      Vice President     N/A          Mr. Chase is President of Chase    N/A
300 Preston Avenue,         of the Company                  Investment Counsel Corporation
Suite 403                   and President of                and its predecessor, since 1957.
Charlottesville, VA 22902   the Chase
(70)                        Mid-Cap Growth
                            Fund since
                            August, 2002
=========================== ================== ============ ================================== ===================

     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

* Affiliated with a manager or investment adviser to a fund of the Company.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.


Investment Adviser:

        Sand Hill Advisors, Inc.
        3000 Sand Hill Road
        Building Three, Suite 150
        Melno Park, California 94025-7111

Distributor:

        First Dominion Capital Corp.
        1500 Forest Avenue, Suite 223
        Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
        Eight Penn Center Plaza, Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to
Sand Hill's Transfer Agent:

        Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World
Funds, Inc., investment plans, and other shareholder services, call Commonwealth
Shareholder Services at (800) 527-9525 Toll Free.

                         Annual Report to Shareholders

                                CSI Equity Fund
                             CSI Fixed Income Fund

                             CSI Capital Management
                               Financial Advisors
                               Investment Counsel

                               For the Year Ended
                                 August 31, 2002

Annual Report 2002

September 20, 2002

Dear Shareholder:

     Unfortunately, the financial markets continue to break records. The stock market continued its decline during the 3rd quarter of 2002, with the S&P 500 index down about 18%. This was the largest quarterly decline in 15 years. Wall Street's conventional wisdom was that the decline after September 11, 2001 would be followed by a recovery featuring higher stock market prices. Unfortunately, that has not happened. The S&P 500 index has declined about 22% since the end of September 2001. Unless the stock market makes an incredible gain during the last quarter of this year, this will be the first time since 1941 that the S&P 500 index has declined for three consecutive years. The hangover from the runaway years of 1995-1999 seems to be long lasting.

     Returns for the last fiscal year reflect the environment in which we live. The Equity fund was down about 11% for the fiscal year end August 2002, which compares favorably with the S&P 500 stock index (down approximately 18%) and the NASDAQ composite index (down approximately 27%). Our relative under-weighting in technology and over-weighting in consumer staples, as well as the international component, can explain our relative performance. The Fixed Income fund posted a total return of 7.0% this last fiscal year. This was attributable to a decreasing interest rate environment and the longer bonds we previously purchased for that fund.

     We are continually asked: "When will the downward trend end?" A true recovery will require a few things to fall into place. First, the uncertainty with Iraq and terrorism needs to be resolved. The risks associated with those two matters make investors (and everyone else) nervous and not as confident of the future. Stock prices increase when investors feel good about the prospects for the future. As corporate profits increase, the stock market should recover. Right now, however, we are still experiencing what seems like a new scandal every day involving some large corporation. These scandals are usually related to the failure to accurately report corporate profits. The public needs to have confidence in the financial reports it receives from major companies. The sooner the scandals end, the sooner the recovery can occur. The current decline in stock prices from the highs of 1999 is quite severe by historical standards. (The decrease in the S&P 500 index over the last 2 1/2 years is the 4th largest decline in history.) In our opinion, a little more time will be needed to get a full recovery. However, we have every reason to believe that the recovery will come. Bad times weed out the less efficient firms and force the better firms to improve even more to continue to improve their profits. That lays groundwork for the recovery to follow. Some economists believe that the failure of Japan to recover from its financial problems is due in part to its system that does not allow for inefficient firms to be as easily eliminated as they are in the U.S.

     The years 1973-1974 saw the last major U.S. stock market decline that extended for more than a year. At that time, people were writing off the whole system. There was great concern that high inflation would never end, that it was pointless to own stocks, that the Communist system was gaining greater control around the world, that the price of oil would increase to $100 per barrel by 2000, and that the Persian Gulf states would soon control the financial world. All of these things changed and a great period of economic prosperity followed for the U.S. We think a few years from now that we will be able to say the same things about today.

Sincerely,

Leland H. Faust

-------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
                  CSI EQUITY FUND VS. LIPPER GLOBAL FUND INDEX
                             INVESTOR CLASS SHARES

DATE            CSI EQUITY FUND         LIPPER GLOBAL FUND INDEX
-----           ---------------         ------------------------
10/15/97        10.0                    10.0
8/31/98         9.3                     9.2
8/31/99         12.6                    11.8
8/31/00         17.3                    14.7
8/31/01         14.0                    11.1
8/31/02         12.4                    9.5

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.
-------------------------------------------------------------------------------

          -------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                      1 Year    3 Year    Since Inception

                      (16.41%)   (2.49%)    4.51%

             *The total return shown does not reflect the deduction
                  of taxes that a shareholder would pay on Fund
                   distributions or redemption of Fund shares
           -------------------------------------------------------------

-------------------------------------------------------------------------------
     The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

       (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPARISON OF $10,000 INVESTMENT IN
CSI EQUITY FUND VS. LIPPER GLOBAL FUND INDEX
INSTITUTIONAL CLASS SHARES

DATE            CSI EQUITY FUND         LIPPER GLOBAL FUND INDEX
-------         ---------------         ------------------------
6/28/01         10.0                    10.0
8/31/01         9.6                     9.4
8/31/02         8.5                     8.0

Past performance is not predictive of future performance.
-------------------------------------------------------------------------------

          -------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                              1 Year     Since Inception

                              (11.38%)   (13.02%)

             *The total return shown does not reflect the deduction
                  of taxes that a shareholder would pay on Fund
                   distributions or redemption of Fund shares

         ---------------------------------------------------------------

-------------------------------------------------------------------------------
     The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

       (The comparative index is not adjusted to reflect expenses that the
            SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                                 CSI EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002

Number                                                               Market
of Shares         Description                                        Value
---------         -----------                                    --------------
                  COMMON STOCKS:           97.40%

                  BANKING:                  4.73%
  24,600          Deutsche Bank ADR                                $1,515,360
  31,000          HSBC Holdings ADR                                 1,771,960
  60,800          Ing Groep N.V. ADR                                1,333,344
                                                                 --------------
                                                                    4,620,664
                                                                 --------------

                  BEVERAGES:                4.67%
  54,525          Heineken N.V. ADR                                 2,216,888
  59,400          Pepsico, Inc.                                     2,349,270
                                                                 --------------
                                                                    4,566,158
                                                                 --------------

                  COMPUTER AND PERIPHERALS:  1.97%
  74,400          Cisco Systems, Inc.*                              1,028,208
 133,200          EMC Corp/MASS*                                      900,432
                                                                 --------------
                                                                    1,928,640
                                                                 --------------

                  COMPUTER SOFTWARE/SERVICES: 5.52%
  52,300          Automatic Data Processing, Inc.                   1,975,371
  53,600          Microsoft Corp.*                                  2,630,688
  82,600          ORACLE Corporation*                                 792,134
                                                                 --------------
                                                                    5,398,193
                                                                 --------------

                  DRUG AND MEDICAL:          11.94%
  57,800          Abbott Laboratories                               2,313,734
  22,779          Aventis Spons. ADR                                1,340,772
  57,800          Johnson & Johnson                                 3,139,118
  17,500          Merck                                               884,100
  71,225          Pfizer, Inc.                                      2,356,123
  60,600          Schering-Plough Corp.                             1,398,648
   5,600          Takeda Chemical Industries, Ltd.*                   238,000
                                                                  -------------
                                                                   11,670,495
                                                                  -------------

                  ELECTRONICS/EQUIPMENT:     5.87%
   6,600          Canon Inc. ADR                                      225,984
  50,600          Emerson Electric Co.                              2,468,268
  65,000          General Electric Corp.                            1,959,750
   3,700          Kyocera Corporation                                 258,778
  13,500          Nintendo Co., Ltd.                                  209,250
  46,000          Nokia Corp. ADR                                     611,340
                                                                   ------------
                                                                    5,733,370
                                                                   ------------

                  FOOD:                      8.91%
  67,300          Diageo PLC ADR                                   $3,251,263
  78,700          Groupe Danone ADR                                 1,967,500
  39,800          Nestle S.A. ADR                                   2,135,067
  26,500          William Wrigley Jr. Company.                      1,349,115
                                                                   ------------
                                                                    8,702,945
                                                                   ------------

                  HOUSEHOLD:                10.62%
  89,100          Gillette                                          2,809,323
  56,800          Kimberly-Clark Corp.                              3,398,912
   1,200          Kao Corporation ADR                                 273,600
  41,200          Proctor & Gamble                                  3,652,380
   5,600          Toto, Ltd.                                          245,000
                                                                   ------------
                                                                   10,379,215
                                                                   ------------

                  INSURANCE:                 1.24%
  69,000          AXA ADR                                             945,300
   6,200          Millea Holdings, Inc.                               252,340
                                                                   ------------
                                                                    1,197,640
                                                                   ------------

                  MANUFACTURING:             7.13%
   7,900          Fuji Photo Film Co., Ltd. ADR                       246,243
  33,000          3M Co.                                            4,123,350
   6,100          Shin-Etsu Chemical Co., Ltd.*                       252,784
  39,500          United Technologies                               2,345,905
                                                                  -------------
                                                                    6,968,282
                                                                  -------------

                  MULTIMEDIA:                0.62%
  38,600          Disney, Walt Co.                                    605,248
                                                                  -------------

                  OIL:                       9.52%
  45,000          BP PLC ADR                                        2,106,000
  47,300          Philips Petroleum                                 2,487,034
  40,900          Schlumberger Ltd.                                 1,764,426
  41,300          Total Fina ADR                                    2,945,516
                                                                  -------------
                                                                    9,302,976
                                                                  -------------

                  RETAIL:                   10.21%
  66,200          Borders Group Inc.*                               1,248,532
  81,900          Costco Wholesale*                                 2,736,279
  79,900          CVS Corp.                                         2,348,261
  45,300          Home Depot Inc.                                   1,491,729
 119,100          Kroger Co.*                                       2,153,328
                                                                  -------------
                                                                    9,978,129
                                                                  -------------

                  SEMI-CONDUCTORS:           2.02%
  65,700          Intel Corp.                                       1,095,219
  43,500          STMicroelectronics                                  876,090
                                                                 --------------
                                                                    1,971,309
                                                                 -------------

                  TELECOMMUNICATIONS:        0.53%
  32,650          Vodafone Airtouch Communications                    522,074
                                                                 --------------

                  TRANSPORTATION:            6.48%
  64,400          Fedex Corporation                                 3,049,340
  10,700          Honda Motor Co., Ltd.                               226,840
  50,400          Union Pacific Corp.                               3,051,720
                                                                  -------------
                                                                    6,327,900
                                                                  -------------

                  UTILITIES:                 5.42%
  40,000          FPL Group                                          2,283,200
  62,400          TXU Corp.                                          3,017,664
                                                                  -------------
                                                                     5,300,864
                                                                  -------------

                  TOTAL INVESTMENTS:
                  (Cost: $98,725,798)**     97.40%                  95,174,102
                  Other assets, net          2.60                    2,545,556
                                           -------                 ------------
                  NET ASSETS               100.00%                $ 97,719,658
                                           =======                 ============

*  Non-income producing
**Cost for Federal income tax purposes is $98,725,798 and net unrealized depreciation consists of:

                           Gross unrealized appreciation            $10,124,317
                           Gross unrealized depreciation            (13,676,013)
                                                                  --------------
                           Net unrealized depreciation             $ (3,551,696)
                                                                  ==============
ADR- Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------

ASSETS
Investments at value (identified cost of $98,725,798)
 (Notes 1 & 3)                                               $     95,174,102
Cash & cash equivalents                                             1,076,068
Receivables:
    Dividends                                     $  210,826
    Capital stock sold                             1,359,252
                                                ---------------
                                                                    1,570,078
Deferred organization cost (Note 1)                                     1,617
Other assets                                                            7,197
                                                                ---------------
         TOTAL ASSETS                                              97,829,062
                                                                ---------------
LIABILITIES
Payables:
    Investment advisory fees                         81,960
    Capital stock redeemed                            5,164
                                                ---------------
                                                                       87,124
Accrued expenses                                                       22,280
                                                                ---------------
         TOTAL LIABILITIES                                            109,404
                                                                ---------------

NET ASSETS                                                   $     97,719,658
                                                                ===============

Investor Class Shares
NET ASSETS                                                   $     74,828,684
                                                                ===============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (Note 2)
   ($74,828,684 /6,197,316 shares outstanding)               $         12.07
                                                                ===============

MAXIMUM OFFERING PRICE PER SHARE ($12.07 X 100/94.25 )       $         12.81
                                                                ===============
Institutional Class Shares
NET ASSETS                                                   $     22,890,974
                                                                ===============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE ($22,890,974 / 1,898,195 shares outstanding)    $         12.06
                                                                ===============
  At August 31, 2002 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
  Paid in capital                                            $     112,869,637
  Accumulated net investment income                                     12,719
  Accumulated net realized loss on investments                     (11,611,002)
  Net unrealized depreciation of investments                        (3,551,696)
                                                                ---------------
  Net assets                                                 $      97,719,658
                                                                ===============

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend                                $     1,546,353
     Interest                                         29,704
                                             ---------------
         Total income                                          $    1,576,057
                                                               ----------------

EXPENSES
     Investment management fees (Note 2)          1,026,500
     Recordkeeping and administrative
      services (Note 2)                             177,130
     Custodian and accounting fees                   60,620
     Legal and audit fees                            89,457
     Transfer agent fees                             62,132
     Registration fees                               34,389
     Shareholder servicing and reports               50,095
     Organization expense amortization
       (Note 1)                                      10,578
     Insurance                                       30,793
     Other expenses                                  32,095
                                              -------------
       Net expenses                                                 1,573,789
                                                             -----------------
       Net investment income                                            2,268
                                                             ------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
       Net realized loss on investments                            (4,640,235)
       Net decrease in unrealized appreciation on investments      (8,402,318)
                                                             ------------------
       Net loss on investments                                    (13,042,553)
                                                             ------------------
       Net decrease in net assets resulting from operations  $    (13,040,285)
                                                             ==================


See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                        Year ended          Year ended
                                      August 31, 2002     August 31, 2001
                                      ---------------    ------------------
OPERATIONS
Net investment income                   $   2 ,268        $   71,948
     Net realized loss on investment    (4,640,235)       (6,970,767)
Change in net unrealized appreciation
       of investments                   (8,402,318)      (18,070,472)
Net decrease in net assets
     resulting from operations         (13,040,285)      (24,969,291)

DISTRIBUTION TO SHAREHOLDERS FROM
 Net investment income ($0.01 and
  $-- per share, respectively)
    - Investor Class                      (64,408)              --
 Net investment income ($0.01 and
  $-- per share, respectively)
    - Institutional Class                 (18,245)              --
 Capital gains ($-- and $1.31 per
  share, respectively)
        - Investor Class                     --            (9,133,054)
 Capital gains ($-- and $.71 per
  share, respectively)
       - Institutional Class                 --              (237,457)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
  resulting from capital share
  transactions* - Investor Class       (19,095,700)         24,514,637
 Net increase in net assets resulting
  from capital share transactions*
  - Institutional Class                 19,057,265           7,033,343
                                      --------------       --------------
 Net decrease in net assets            (13,161,373)         (2,791,822)
 Net assets at beginning of year       110,881,031          113,672,853
                                      --------------       --------------
NET ASSETS at the end of year      $    97,719,658        $ 110,881,031
                                      ==============       ==============

* A summary of capital share transactions follows:

                                 Year ended                 Year ended
                              August 31, 2002             August 31, 2001
                              ------------------         -----------------
Investor Class Shares       Shares           Value    Shares             Value
                            -------         -------   -------           -------
   Shares sold                321,713    $4,328,230   2,377,484     $38,187,402
   Shares reinvested from
      distributions             4,961        61,865     600,707       9,031,367
   Shares redeemed         (1,784,740)  (23,485,795) (1,509,234)    (22,704,132)
                           -----------  ------------ -----------   ------------
   Net increase (decrease) (1,458,066) $(19,095,700)  1,468,957     $24,514,637
                           ===========  ============ ===========   ============
                                 Year ended               For period ended
                               August 31, 2002            August 31, 2001**
                              -----------------          ----------------------
Institutional Class Shares  Shares            Value    Shares            Value
                            ------           ------    -------         --------
   Shares sold             1,550,478   $ 20,696,209     467,324      $6,789,990
   Shares reinvested from
     distributions             1,465         18,244      17,059         243,353
   Shares redeemed          (138,131)    (1,657,188)       -               -
                            --------    ------------   ---------   ------------
   Net increase            1,413,812    $19,057,265     484,383     $ 7,033,343
                           =========    ============   =========   =============

** Commencement of operations of Institutional Class Shares was June 28, 2001.

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Investor Class Shares

                                          Years ended August 31,              Period ended
                                     --------------------------------------
                                     2002       2001       2000        1999   August 31,1998*
                                     ----       ----       ----        ----   ---------------
Per Share Operating Performance
Net asset value, beginning of
  period                            $13.62    $18.37      $13.36     $ 9.88     $ 10.00
                                     -----     -----       -----       ----       -----
Income from investment operations-
    Net investment income (loss)      0.00^     0.01       (0.02)     (0.02)       0.02
    Net realized and unrealized gain
     (loss) on investments           (1.54)    (3.45)       5.03       3.52       (0.14)
                                     -----     ------      ------      ----        -----
   Total from investment operations  (1.54)    (3.44)       5.01       3.50       (0.12)
                                     -----     ------      ------      ----        -----
Less distributions-
   Distributions from net
    investment income                (0.01)      --          --       (0.02)        --
   Distributions from capital
     gains                             --      (1.31)        --         --          --
                                     -----     ------      ------      ----        -----
   Total distributions               (0.01)    (1.31)        --       (0.02)        --
                                     -----     ------      ------      ----        -----
Net asset value, end of period     $ 12.07   $ 13.62     $ 18.37    $ 13.36      $ 9.88

Total Return                        (11.31%)  (19.32%)     37.50%     35.21%      (1.20%)
                                     ======    ======      ======     ======     =======
Ratios/Supplemental Data
    Net assets, end of period
      (000's)                       $74,829  $104,283    $113,673   $ 52,924    $ 26,576
Ratio to average net assets-
    Expenses (A)                      1.51%     1.45%       1.44%      1.50%      1.50%**
    Expenses-net (B)                  1.51%     1.44%       1.44%      1.50%      1.49%**
    Net investment income (loss)      0.00%     0.06%      (0.14%)    (0.15%)     0.42%**
Portfolio turnover rate              15.86%    17.16%      22.69%     12.91%      8.16%

*   Commencement of operations of Investor Class Shares was October 14, 1997

** Annualized

^   Represents less than $0.01 per share

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Institutional Class Share
                                          Year ended             Period ended
                                        August 31, 2002        August 31, 2001*
                                        ---------------        ----------------
Per Share Operating Performance
Net asset value, beginning of period       $  13.62              $ 14.95
                                           ---------             -------
Income from investment operations-
   Net investment income (loss)                  --                   --
   Net realized and unrealized gain (loss)
      on investments                          (1.55)               (0.62)
                                            ---------            --------
   Total from investment operations           (1.55)               (0.62)
                                             --------            --------
Less distributions-
   Distributions from net investment income   (0.01)                 --
   Distributions from capital gains             --                 (0.71)
                                             --------            --------
   Total distributions                        (0.01)               (0.71)
                                             --------            --------
Net asset value, end of period             $  12.06              $ 13.62
                                             ========            ========
Total Return                                 (11.38%)              (4.26%)
                                             ========            ========
Ratios/Supplemental Data
   Net assets, end of period (000's)         $22,891            $   6,598
Ratio to average net assets-
   Expenses (A)                                1.62%               1.45%**
   Expenses-net (B)                            1.62%               1.44%**
   Net investment income (loss)                0.00%               0.01%**
Portfolio turnover rate                       15.86%              17.16%

*   Commencement of operations of Institutional Class Shares was June 28, 2001

** Annualized
(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 2001.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 2001.
See Notes to Financial Statements

CSI EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

     B. Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized on a straight-line basis over a period of five years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pro rata share of the unamortized costs as of the date of redemption.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $10,129,253 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $1,481,749 which will be recognized in the following tax year.

     D. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F.  Class  Net  Asset  Values  and  Expenses.  All  income,   expenses  not
attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and transfer agency expenses are allocated to the particular class to which they are attributable. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $172,638, for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     FDCC acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting fees received by FDCC in connection with the distribution of the Fund's shares for the year ended August 31, 2002 were $1,559. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended August 31, 2002, the CDSC for Fund shares redeemed was $1,513.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $51,090, for its services for the year ended August 31, 2002.

         Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.



NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, aggregated $16,282,698 and $15,935,621, respectively.


NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.


     The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                    Year ended          Year ended
                                  August 31, 2002     August 31, 2001
                                  ---------------     ---------------
    Distributions paid from:
    Ordinary income                $   82,653             $9,370,511
                                    =========             ==========


         As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Ordinary income                       $           12,719
         Capital loss carryforward                    (10,129,253)
         Post-October capital losses                   (1,481,749)
         Unrealized depreciation                       (3,551,696)
                                                   ---------------
                                                   $  (15,149,979)

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund increased undistributed net investment income by $10,578 and decreased paid in capital by $10,578.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Equity Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

--------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
            CSI FIXED INCOME FUND VS. LIPPER INTERMEDIATE INVESTMENT
                                  GRADE INDEX

DATE            CSI FIXED INCOME FUND   LIPPER INTERMEDIATE GRADE INDEX
-------         ---------------------   -------------------------------
6/28/01         10.0                    10.0
8/31/98         10.5                    10.5
8/31/99         10.3                    10.5
8/31/00         11.0                    11.2
8/31/01         12.0                    12.6
8/31/02         12.9                    13.3

Past performance is not predictive of future performance.
-------------------------------------------------------------------------------

         ---------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                         1 Year  3 Year   Since Inception

                         6.98%    7.55%   5.63%

                        * The total return shown does not
                         reflect the deduction of taxes
                         that a shareholder would pay on
                        Fund distributions or redemption
                                 of Fund shares.



     The Lipper Intermediate Investment Grade Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

     (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                              CSI FIXED INCOME FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002
Principal                                                               Market
Amount            Description                                           Value
---------         -----------                                        -----------

                  U.S. GOVERNMENT SECURITIES:         92.10%
                  MATURES IN OVER 10 YEARS:           21.58%
 $3,500,000       U.S. Treasury Bond 7.25%; May 15, 2016           $ 4,376,505
  5,750,000       U.S. Treasury Bond 6.00%; February 15, 2026        6,430,116
  4,250,000       U.S. Treasury Bond 6.75%; August 15, 2026          5,198,779
  4,000,000       U.S. Treasury Bond 5.50%; August 15, 2028          4,211,876
  2,500,000       U.S. Treasury Bond 5.25%; February 15, 2029        2,550,780
                                                                 --------------
                                                                    22,768,055
                  MATURES IN 6-10 YEARS:              18.09%
  4,000,000       U.S. Treasury Note 5.50%; February 15, 2008        4,418,908
  3,000,000       U.S. Treasury Note 5.625%; May 15, 2008            3,330,585
 10,000,000       U.S. Treasury Note 6.000%; August 15, 2009        11,348,830
                                                                 --------------
                                                                    19,098,323
                  MATURES IN 0-5 YEARS:               52.43%
  3,000,000       U.S. Treasury Note 5.75%; October 31, 2002         3,019,218
  3,000,000       U.S. Treasury Note 6.25%; February 15, 2003        3,060,468
  2,000,000       U.S. Treasury Note 5.50%; May 31, 2003             2,055,860
 10,000,000       U.S. Treasury Note 5.25%; August 15, 2003         10,329,300
  2,000,000       U.S. Treasury Note 5.875%; February 15, 2004       2,114,140
  2,000,000       U.S. Treasury Note 5.25%; May 15, 2004             2,108,984
  2,500,000       U.S. Treasury Note 2.25%; July 31, 2004            2,506,055
  3,500,000       U.S. Treasury Note 7.25%; August 15, 2004          3,841,660
  4,750,000       U.S. Treasury Note 6.50%; May 15, 2005             5,260,255
  5,000,000       Federal Home Loan Bank 3.24%; June 17, 2005        5,009,445
  2,000,000       U.S. Treasury Note 6.50%; August 15, 2005          2,227,578
  3,750,000       U.S. Treasury Note 5.875%; November 15, 2005       4,125,878
  2,750,000       U.S. Treasury Note 5.625%; February 15, 2006       3,015,656
  2,655,000       Federal Home Loan Bank 5.45%; March 28, 2007       2,707,824
  3,500,000       U.S. Treasury Note 6.125%; August 15,2007          3,956,366
                                                                 --------------
                                                                    55,338,687

                  TOTAL U.S. GOVERNMENT SECURITIES:
                  (Cost: $91,601,944)*                92.10%        97,205,066
                   Other assets, net                   7.90          8,343,393
                                                   ---------     --------------
                  NET ASSETS                         100.00%      $105,548,459
                                                   ==========     =============
* Cost for Federal income tax purposes is $91,601,944 and net unrealized appreciation consists of:

           Gross unrealized appreciation          $5,604,203
           Gross unrealized depreciation              (1,081)
                                                  -----------
           Net unrealized appreciation            $5,603,122
                                                  ===========
See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $91,601,944)
   (Notes 1 & 3)                                                $  97,205,066

Cash & cash equivalents                                             9,212,100
Receivables:
   Interest                                    $    621,707
   Capital stock sold                             3,583,990
                                              -------------
                                                                    4,205,697
Deferred organization costs (Note 1)                                    1,719
                                                                 -------------

    TOTAL ASSETS                                                  110,624,582
                                                                 -------------

LIABILITIES
Payables:
    Securities purchased                                            5,000,000
    Investment management fees                                         43,622
                                                                 -------------
                                                                    5,043,622
Accrued expenses                                                       32,501
                                                                  -------------

    TOTAL LIABILITIES                                               5,076,123
                                                                  -------------

NET ASSETS                                                       $105,548,459
                                                                  =============

    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
         PER SHARE ($105,548,459 / 9,876,980 shares outstanding)    $  10.69
                                                                  =============

    At August 31, 2002 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
    Paid in capital                                               $99,754,560
    Undistributed net investment income                               193,524
    Accumulated net realized loss on investments                       (2,747)
    Net unrealized appreciation of investments                      5,603,122
                                                                  -------------
    Net Assets                                                   $105,548,459
                                                                  ============


See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS

For The Year Ended August 31, 2002
-------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                      $  4,551,546
                                                                 ------------
EXPENSES
   Investment management fees (Note 2)               $  938,008
   Recordkeeping and administrative services
    (Note 2)                                            165,542
   Custodian and accounting fees                         54,362
   Legal and audit fees                                  87,671
   Shareholder servicing and reports                     20,936
   Registration fees                                     30,867
   Transfer agent fees                                   34,791
   Organization expense amortization                     10,578
   Other expenses                                        48,393
                                                  --------------
     Total expenses                                                 1,391,148
   Fee waivers (Note 2)                                              (469,004)
   Custody credits (Note 3)                                           (14,818)
                                                                  ------------
   Net expenses                                                       907,326
                                                                  ------------
   Net investment income                                            3,644,220
                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain on investment                                      --
   Net increase in unrealized appreciation on investments           2,763,457
                                                                  ------------
   Net increase in net assets resulting from operations         $   6,407,677
                                                                  ============

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                              Year ended        Year ended
                                            August 31, 2002    August 31, 2001
                                            --------------     ---------------
OPERATIONS
   Net investment income                     $ 3,644,220         $ 3,264,514
   Net realized gain (loss) on investments       --                   (2,747)
   Change in net unrealized appreciation
    of investments                             2,763,457           3,360,524
                                            -------------       -------------
   Net increase in net assets resulting
    from operations                            6,407,677           6,622,291

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ($.39 and $.44
    per share, respectively)                  (3,524,663)         (3,219,425)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions*          10,431,583          24,160,494
                                            -------------        ------------
   Net increase in net assets                 13,314,597          27,563,360
   Net assets at beginning of year            92,233,862          64,670,502
                                            -------------        ------------
NET ASSETS at the end of the year          $ 105,548,459        $ 92,233,862
                                            =============       =============

* A summary of capital share transactions follows:

                               Year ended                  Year ended
                            August 31, 2002              August 31, 2001
                         Shares          Value        Shares           Value
Shares sold              5,211,080    $54,577,937     4,268,572    $43,418,918
Shares reinvested from
   distributions           321,422      3,330,082       308,451      3,129,852
Shares redeemed         (4,545,145)   (47,476,436)   (2,208,510)   (22,388,276)
                        -----------   -----------    -----------   ------------
Net increase               987,357    $10,431,583     2,368,513    $24,160,494
                        ===========   ===========    ===========   ============

See Notes to Financial Statements

CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                              Years ended August 31,             Period ended
                                       2002        2001       2000       1999    August 31,1998*

                                      ------      ------     ------     ------   ---------------
Per Share Operating Performance
Net asset value, beginning of period  $ 10.38    $ 9.92      $ 9.75    $ 10.48      $ 10.00
                                      -------    -------     -------    -------     --------
Income from investment operations-
   Net investment income                 0.41      0.45        0.43       0.39         0.22
   Net realized and unrealized gain
    (loss) on investments                0.29      0.45        0.18      (0.51)        0.26
                                      -------    -------      -------   -------     --------
 Total from investment operations        0.70      0.90        0.61      (0.12)        0.48
                                      -------    -------      -------   -------     --------
Less distributions-
   Distributions from net
    investment income                   (0.39)    (0.44)      (0.44)     (0.61)         -
   Distributions from
    capital gains                         -         -           -          -            -
                                       -------    ------      ------    -------     --------

Total distributions                     (0.39)    (0.44)      (0.44)     (0.61)         -
                                       -------    ------      ------    -------     --------

Net asset value, end of period        $ 10.69   $ 10.38      $ 9.92     $ 9.75     $ 10.48
                                       =======   =======     =======    =======     ========
Total Return                             6.98%     9.29%       6.39%     (1.31%)      4.80%
                                       =======   =======     =======    =======     ========
Ratios/Supplemental Data
   Net assets, end of period (000's)  $105,548   $92,234     $64,671    $48,605     $33,900
Ratio to average net assets -(A)
   Expenses (B)                          0.98%     0.98%       0.99%     1.00%        1.00%**
   Expenses- net (C)                     0.97%     0.97%       0.99%     1.00%        1.00%**
   Net investment income                 3.89%     4.37%       4.43%     4.22%        4.34%**
Portfolio turnover rate                  2.32%     1.67%      11.52%     1.38%        0.00%

*   Commencement of operations January 27, 1998
** Annualized


(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the years ended August 31, 2002, August 31, 2001, August 31, 2000 and August 31, 1999, and for the period ended August 31, 1998.
(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to Financial Statements

CSI FIXED INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002
-------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.

     B. Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized on a straight-line basis over a period of five years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pro rata share of the unamortized costs as of the date of redemption.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has $2,747 of capital loss carryforward available to offset future capital gains, if any, which expires in 2008.

     D. Security Transactions and Interest Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Interest income is recorded on the accrual basis. Bond discounts and premiums are accreted/amortized on the interest method.

     E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. CSI has voluntarily agreed to waive its fees and reimburse the fund through December 31, 2002 for expenses in order to limit the operating expenses to 1.0% of average net assets. For the year ended August 31, 2002, the manager waived fees of $469,004.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $158,218 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $33,214 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.


NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from maturities of securities other than short-term notes aggregated $21,210,668 and $2,000,000, respectively.

     The custodian has provided credits in the amount of $14,818 against custodian and accounting charges based on credits on cash balances of the Fund.



NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.

     The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                           Year ended          Year ended
                                         August 31, 2002     August 31, 2001
                                         ---------------     ---------------
         Distributions paid from:
           Ordinary income               $   3,524,663       $   3,219,425
                                         ===============     ===============


         As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

           Ordinary income                           $   193,524
           Capital loss carryforward                      (2,747)
           Unrealized appreciation                     5,603,122
                                                     -----------
                                                      $5,793,899
                                                     -----------

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund increased undistributed net investment income by $3,593 and decreased paid in capital by $3,593.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the CSI Fixed Income Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 27, 1998 (commencement of operations) through August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Fixed Income Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 27, 1998 through August 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

The World Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

     Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

============================= ==================== ============= ======================================== =====================
Name, Address and Age(1)      Position(s) Held     Number of     Principal Occupation(s) During the       Other Directorships
                              with Company and     Funds in      Past 5 Years                             by Directors and
                              Tenure               Company                                                Number of Fund in
                                                   Overseen                                               the Complex Overseen
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Interested Director:
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
John Pasco, III(2)            Chairman, Director   7             Mr. Pasco is Treasurer and a Director    Vontobel Funds,
 (56)                         and Treasurer                      of Commonwealth Shareholder Services,    Inc.--3 Funds; The
                              since May, 1997                    Inc., ("CSS"), the Company's             World Insurance
                                                                 Administrator, since 1985; President     Trust--1 Fund
                                                                 and Director of First Dominion Capital
                                                                 Corp., ("FDCC"), the Company's
                                                                 Underwriter; Director and shareholder
                                                                 of Fund Services, Inc., the Company's
                                                                 Transfer and Disbursing Agent since
                                                                 1987; President and Treasurer
                                                                 of
                                                                 Commonwealth Capital Management, Inc.
                                                                 since 1983 which also owns an interest
                                                                 in the investment manager of The New
                                                                 Market Fund and an interest in the
                                                                 investment adviser to the Third
                                                                 Millennium Russia Fund, two other
                                                                 funds of the Company;  President of
                                                                 Commonwealth Capital Management, LLC,
                                                                 a registered investment adviser, since
                                                                 December, 2000; Shareholder of
                                                                 Commonwealth Fund Accounting, Inc.,
                                                                 which provides bookkeeping services;
                                                                 Chairman, Director and Treasurer of
                                                                 Vontobel Funds, Inc., a registered
                                                                 investment   company, since March,
                                                                 1997; Chairman, Director and Treasurer
                                                                 of The World Insurance Trust, a
                                                                 registered investment company, since
                                                                 May, 2002.  Mr. Pasco is also a
                                                                 certified public accountant.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
Samuel Boyd, Jr.              Director since       7             Mr. Boyd is Manager of the Customer      Vontobel Funds,
 (61)                         May, 1997                          Services Operations and Accounting       Inc.--3 Funds; The
                                                                 Division of the Potomac Electric Power   World Insurance
                                                                 Company since August, 1978; and          Trust--1 Fund
                                                                 Director of Vontobel Funds, Inc., a
                                                                 registered investment company, since
                                                                 March,  1997;  Trustee of The World
                                                                 Insurance Trust, a registered
                                                                 investment company, since May, 2002.
                                                                 Mr. Boyd is also a certified public
                                                                 accountant.
============================= ==================== ============= ======================================== =====================





============================= ==================== ============= ======================================== =====================
Name, Address and Age(1)      Position(s) Held     Number of     Principal Occupation(s) During the       Other Directorships
                              with Company and     Funds in      Past 5 Years                             by Directors and
                              Tenure               Company                                                Number of Fund in
                                                   Overseen                                               the Complex Overseen
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors (continued):
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
William E. Poist              Director since       7             Mr. Poist is a financial and tax         Vontobel Funds,
(65)                          May, 1997                          consultant through his firm Management   Inc.--3 Funds; The
                                                                 Consulting for                           World Insurance
                                                                 Professionals since 1968; Director of    Trust--1 Fund
                                                                 Vontobel Funds, Inc., a registered
                                                                 investment company, since March, 1997;
                                                                 Trustee of The World Insurance Trust,
                                                                 a registered investment company, since
                                                                 May, 2002.  Mr. Poist is also a
                                                                 certified public accountant.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
Paul M. Dickinson             Director since       7             Mr. Dickinson is President of Alfred     Vontobel Funds,
(54)                          May, 1997                          J. Dickinson, Inc. Realtors since        Inc.--3 Funds; The
                                                                 April, 1971; Director of Vontobel        World Insurance
                                                                 Funds, Inc., a registered investment     Trust--1 Fund
                                                                 company, since March, 1997; and a
                                                                 Trustee of The World Insurance Trust,
                                                                 a registered investment company, since
                                                                 May, 2002.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*F. Byron Parker, Jr.         Secretary since      N/A           Mr. Parker is Secretary of CSS and       N/A
 (58)                         May, 1997                          FDCC since 1986; Secretary of Vontobel
                                                                 Funds, Inc., a registered investment
                                                                 company, since March, 1997; Secretary
                                                                 of The World Insurance Trust, a
                                                                 registered investment company, since
                                                                 May, 2002; and partner in the law firm
                                                                 Parker and McMakin.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*Jane H. Williams             Vice President of    N/A           Ms. Williams is the President of Sand    N/A
3000 Sand Hill Road           the Company and                    Hill Advisors, Inc. since August, 2000
Suite 150                     President of the                   and was the Executive Vice President
Menlo Park, CA  94025         Sand Hill                          of Sand Hill Advisors, since 1982.
(53)                          Portfolio Manager
                              Fund series since May, 1997.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*Leland H. Faust              President of the     N/A           Mr. Faust is President of CSI Capital    N/A
One Montgomery St.,           CSI Equity Fund                    Management, Inc. since 1978.  Mr.
Suite 2525                    series and the CSI                 Faust is also a partner in the law
San Francisco, CA 94104       Fixed Income Fund                  firm Taylor & Faust since September,
(55)                          series since                       1975.
                              October, 1997.
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*Franklin A. Trice, III       Vice President of    N/A           Mr. Trice is President of Virginia       N/A
P. O. Box 8535                the Company and                    Management Investment Corp. since May,
Richmond, VA 23226            President of the                   1998; and a registered representative
(38)                          New Market Fund                    of FDCC, the Company's underwriter
                              series since                       since September, 1998.  Mr. Trice was
                              October, 1998.                     a broker with Scott & Stringfellow
                                                                 from March, 1996 to May, 1997 and with
                                                                 Craigie, Inc. from March, 1992 to
                                                                 January, 1996.
============================= ==================== ============= ======================================== =====================





============================= ==================== ============= ======================================== =====================
Name, Address and Age(1)      Position(s) Held     Number of     Principal Occupation(s) During the       Other Directorships
                              with Company and     Funds in      Past 5 Years                             by Directors and
                              Tenure               Company                                                Number of Fund in
                                                   Overseen                                               the Complex Overseen
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
-------------------------------------------------------------------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*John T. Connor, Jr.          Vice President of    N/A           Mr. Connor is President of Third         N/A
1185 Avenue of the            the Company and                    Millennium Investment Advisors, LLC
Americas, 32nd Floor          President of the                   since April 1998; and Chairman of
New York, NY 10036            Third Millennium                   ROSGAL Insurance since 1993.
(61)                          Russia Fund series
                              since October, 1998
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*Steven T. Newby              Vice President of    N/A           Mr. Newby is President of Newby & Co.,   N/A
555 Quince Orchard Rd.,       the Company and                    a NASD broker/dealer since July, 1990;
Suite 610                     President of the                   and President of xGENx, LLC since
Gaithersburg, MD 20878        GenomicsFund                       November, 1999.
(55)                          series since
                              March, 2000
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
----------------------------- -------------------- ------------- ---------------------------------------- ---------------------
*Derwood S. Chase, Jr.        Vice President of    N/A           Mr. Chase is President of Chase          N/A
300 Preston Avenue,           the Company and                    Investment Counsel Corporation and its
Suite 403                     President of the                   predecessor, since 1957.
Charlottesville, VA 22902     Chase Mid-Cap
(70)                          Growth Fund since
                              August, 2002
============================= ==================== ============= ======================================== =====================


     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

* Affiliated with a manager or investment adviser to a fund of the Company.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

        CSI Capital Management, Inc.
        445 Bush Street, 5th Floor
        San Francisco, California 94108-3725

Distributor:

        First Dominion Capital Corp.
        1500 Forest Avenue, Suite 223
        Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
        Eight Penn Center Plaza, Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to
Sand Hill's Transfer Agent:

        Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World
Funds, Inc., investment plans, and other shareholder services, call Commonwealth
Shareholder Services at (800) 527-9525 Toll Free.

                         Annual Report to Shareholders


                              THE NEW MARKET FUND


                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company


                               For the Year Ended
                                August 31, 2002

                                                              September 16, 2002


Dear Shareholders:

     The New Market Fund compared favorably to the markets and equity averages, which were down considerably over the past year. Our stated objective to outperform the S&P 500 continues to be met. To paraphrase Buffett in his recent annual report, "While you can't eat relative returns, gaining a small advantage over the index annually `must prove rewarding' for long term investors, if you believe the S&P 500 will produce reasonably, satisfactory results over time."

                                          ----------------------

                                                One Year
----------------------------------------- ----------------------
----------------------------------------- ----------------------

The New Market Fund                               -5.84%
----------------------------------------- ----------------------
----------------------------------------- ----------------------

S&P 500                                          -18.00%
----------------------------------------- ----------------------

     While no one likes a bear market, they are, unfortunately, a normal part of market cycles. This downturn has been particularly painful due to its longevity, a timeframe we have not experienced since the early 1930's. However, we are beginning to see the "classic" signs of a market bottom and believe a turnaround is surfacing.

     If we had to pick one indicator that has consistently preceded market turnarounds, it would be investor sentiment. Recently, the American Association of Independent Investors' polls show an extremely pessimistic 37% sentiment reading, compared to 85% in January, and 90%+ in early 2000 at the market peak. This pessimistic sentiment is at a level we have not seen since the lows of August 1998, April 1994 and the early 1990s - all periods preceding major market upturns. Coupled with increased insider buying, buybacks, cash (vs. stock) mergers, and a non-existent IPO calendar, the combination of these factors points to a high probability of a new bull market, in our opinion. While no one indicator is perfect, all in tandem can be a reliable signal.

     In addition, a recent SEC order requiring CEOs of large corporations to swear under oath to the integrity of their earnings should quickly dilute the massive distrust of the reported earnings which has accelerated the market downturn in recent months. And finally, there is serious discussion and support from leaders in the Administration to eliminate the double taxation of dividends, which would provide support for the markets.

     All in all, we are quite positive about the market outlook from here, far more than we were at the beginning of the year. The reliable Fed valuation model of comparing the earnings yield of the market to the 10-year Treasury note reflects a 20% discount in the market. (For comparison, the same model signaled a 70% overvaluation at the market peak in March 2000). Within the market, we are finding ample companies trading at discounts to their fair value. We believe the discount will close as merger-and-acquisition activities accelerate over the next several years.

     It is noteworthy to mention that your Fund earned the highest rating by Morningstar with a 5-STAR rating. This honor is given to the top 10% of all funds in their respective categories. We also earned a 5-star rating for our below-average risk, validating our focus on consistency and conservatism.

     Thank you for your continued patience and confidence through these difficult market times. We look forward to a more positive market environment with returns exceeding other investment alternatives going forward.

                                        Best regards,

                                        Stephen M. Goddard, CFA
                                        Portfolio Manager, The New Market Fund
                                        E-Mail:  SGoddard@TLCAdvisory.com
                                        (804) 775-0317

SMG:mwm

[Graph begins here]
-------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
              THE NEW MARKET FUND VS LIPPER LARGE CAP VALUE INDEX

Date            The New Market Fund     Lipper Large Cap Value Index
--------        -------------------     ----------------------------
10/1/98         10.0                    10.0
8/31/99         11.3                    12.8
8/31/00         11.4                    13.8
8/31/01         11.3                    12.5
8/31/02         10.7                    10.4

Past performance is not predective of future performance. Performance figures include deduction of maximum applicable sales charges.
-------------------------------------------------------------------------------

          -------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                          1 Year 3 Year Since Inception

                               -8.43% -2.86% 1.66%

                  * The total return shown does not reflect the
                   deduction of taxes that a shareholder would
                   pay on Fund distributions or redemption of
                                  Fund shares.
          -------------------------------------------------------------


------------------------------------------------------------------------------
       The Lipper Large Cap Value Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market
      capitalizations (on a three-year weighted basis) of greater than 300%
     of the dollar-weighted median market capitalization of the S&P Mid-Cap
                                   400 Index.

     (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
------------------------------------------------------------------------------

                               THE NEW MARKET FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002

Number
of Shares         Security Description                             Market Value
----------        ----------------------                           ------------
                  COMMON STOCK:            91.08%

                  AEROSPACE/DEFENSE:        1.51%
    2,400         Honeywell International                       $       71,880
                                                                 --------------
                  CHEMICALS:                0.54%
    7,480         Ethyl Corp.*                                          25,432
                                                                 --------------

                  CONSUMER GOODS:           8.08%
    8,900         Gillette Co.                                         280,617
    2,400         Nike Inc.                                            103,632
                                                                 --------------
                                                                       384,249
                                                                 --------------
                  DIVERSIFIED:              4.44%
    8,500         Tredegar Industries Inc.                             150,875
      200         Wesco Financial Corp.                                 60,600
                                                                 --------------
                                                                       211,475
                                                                 --------------
                  DRILLING:                 1.41%
    2,200         Atwood Oceanics Inc.*                                 66,946
                                                                 --------------

                  ELECTRONICS:              2.56%
    2,500         Emerson Electric                                     121,950
                                                                 --------------

                  FINANCIALS:              23.87%
    3,900         Ambac Financial Group                                224,289
    3,000         American Express Co.                                 108,180
    2,600         Federal Home Loan Mortgage Corp.                     166,660
    2,600         Markel Corp.*                                        542,490
    1,800         Wells Fargo Co.                                       93,942
                                                                 --------------
                                                                     1,135,561
                                                                 --------------
                  INSURANCE:               30.97%
      502         Berkshire Hathaway Inc-Class B*                    1,224,880
      800         White Mountains Insurance                            248,800
                                                                 --------------
                                                                     1,473,680
                                                                 --------------
                  MEDICAL:                  0.11%
      140         Zimmer Holdings Inc.*                                  5,166
                                                                 --------------
                  REIT:                     9.69%
    7,500         First Industrial Realty Trust                  $     248,250
   12,800         United Dominion Realty Trust                         212,608
                                                                 --------------
                                                                       460,858
                                                                 --------------
                  RETAIL:                   3.25%
   11,100         Circuit City Stores                                  154,734
                                                                 --------------

                  TELECOMMUNICATIONS:       0.87%
    3,000         AT&T Corp.                                            36,660
      965         AT&T Wireless*                                         4,767
                                                                 --------------
                                                                        41,427
                                                                 --------------
                  TRANSPORT SERVICES:       3.78%
    3,800         Fedex Corp.                                          179,930
                                                                 --------------


                  TOTAL INVESTMENTS:
                  (Cost: $3,811,903)**     91.08%                    4,333,288
                  Other assets, net         8.92                       424,508
                                          --------                 -----------
                  NET ASSETS              100.00%              $     4,757,796
                                          ========                 ===========


     *Non-income producing
     **Cost for Federal income tax purpose is $3,811,903 and net unrealized appreciation consists of:

              Gross unrealized appreciation       $        837,109
              Gross unrealized depreciation               (315,724)
                                                    ---------------
              Net unrealized appreciation         $        521,385
                                                    ===============

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $3,811,903)
 (Notes 1 & 3)                                                 $    4,333,288
Cash                                                                  422,630
Dividends Receivable                                  3,824
Deferred organization costs (Note 1)                 12,429
                                               --------------
         TOTAL ASSETS                                               4,772,171
                                                               --------------

LIABILITIES
Due to investment advisor (Note 2)                                     7,808
Accrued expenses                                                       6,567
                                                               --------------
         TOTAL LIABILITIES                                            14,375
                                                               --------------

NET ASSETS                                                   $     4,757,796
                                                               ==============
NET ASSET VALUE AND REDEMPTION (Note 2)
PRICE PER
SHARE ($4,757,796 / 433,533 shares outstanding)              $        10.97
                                                               ==============
MAXIMUM OFFERING PRICE PER SHARE ($10.97 x 100 / 97.25)      $        11.28
                                                               ==============
At August 31, 2002 there were 50,000,000 shares of $.01
 par value stock authorized and components of net assets are:
     Paid in capital                                         $     4,837,281
     Accumulated net realized loss on investments                   (600,870)
     Net unrealized appreciation of investments                      521,385
                                                               ---------------
     Net Assets                                              $     4,757,796
                                                               ===============

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
-------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividend income                               $   62,504
      Interest income                                    2,073
                                                     ---------
             Total income                                          $   64,577
                                                                     ---------

EXPENSES
      Investment advisory fees (Note 2)                54,218
      12b-1 fees (Note 2)                              27,108
      Recordkeeping and administrative  services
        (Note 2)                                       15,000
      Legal and audit fees                             14,539
      Transfer agent fees (Note 2)                     26,550
      Custodian and accounting fees (Note 3)           25,508
      Organization expense amortization                11,012
      Shareholder servicing and reports (Note 2)       10,195
      Registration                                      9,173
      Miscellaneous                                    11,884
                                                     --------
         Total expenses                                               205,187
      Management fee waiver and reimbursed expenses (Note 2)          (92,310)
      Custody credits (Note 3)                                         (4,948)
                                                                     ----------
         Net expenses                                                 107,929
                                                                     ----------
      Net investment loss                                             (43,352)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS
      Net realized loss on investments                               (385,789)
      Net increase in unrealized appreciation on investments          119,889
                                                                     ----------
      Net loss on investments                                        (265,900)
                                                                     ----------
      Net decrease in net assets resulting from operations       $   (309,252)
                                                                     ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                       Years ended
                                           -----------------------------------
                                           August 31, 2002    August 31, 2001
                                           ---------------    ---------------
OPERATIONS
      Net investment loss                      $ (43,352)       $  (45,827)
      Net realized loss on investments          (385,789)         (174,180)
      Change in unrealized appreciation of
         investments                             119,889           195,905
                                               ----------        ----------
      Net decrease in net assets resulting
         from operations                        (309,252)          (24,102)
CAPITAL SHARE TRANSACTIONS
      Net increase (decrease) in net assets
       resulting from capital share
       transactions*                            (594,870)          339,045
                                               -----------       -----------
      Net increase (decrease) in net assets     (904,122)          314,943
      Net assets at beginning of year          5,661,918         5,346,975
                                               -----------       ------------

NET ASSETS at the end of the year            $ 4,757,796       $ 5,661,918
                                               ===========      =============

* A summary of capital share transactions follows:

                                                   Years ended
                               ----------------------------------------------
                                  August 31, 2002            August 31, 2001
                                  ---------------            ----------------
                               Shares          Value      Shares        Value
                               ------          -----      ------        -----
Shares sold                    22,951     $  267,272      83,317   $  967,257
Shares redeemed               (75,410)      (862,142)    (53,918)   (628,212)
                              --------      ---------    --------   ----------
Net increase (decrease)       (52,459)     $(594,870)     29,399   $ 339,045
                              ========     ==========    ========  ===========




See Notes to Financial Statements

THE NEW MARKET FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------

                                                      Years ended August 31,               Period ended
                                                   --------------------------------
                                                 2002             2001         2000      August 31, 1999*

                                               -----------    -----------    ---------      -------------
Per Share Operating Performance
Net asset value, beginning of period           $       11.65  $       11.71  $    11.64      $      10.00
                                               -------------  -------------  ----------      ------------
Income from investment operations-
   Net investment loss                                (0.10)          (0.09)      (0.03)            (0.03)
   Net realized and unrealized
       gain (loss) investments                        (0.58)           0.03        0.10              1.67
                                               -------------  -------------  -----------     ------------
Total from investment operations                      (0.68)          (0.06)       0.07              1.64
                                               -------------  -------------  -----------     ------------
Net asset value, end of period                $       10.97   $       11.65  $    11.71      $      11.64
                                               =============  =============  ==========      ============

Total Return                                          (5.84%)        (0.51%)       0.60%           13.20%
                                               =============  =============  ==========      ============
Ratios/Supplemental Data
Net assets, end of period (000's)             $       4,758   $      5,662   $    5,347      $     3,256
Ratio to average net assets (A)
   Expenses  (B)                                  2.08%           2.07%         1.99%           1.99%**
   Expense ratio - net (C)                        1.99%           1.99%         1.99%           1.99%**
   Net investment loss                           (0.80%)         (0.83%)       (0.34%)         (0.41%)**
Portfolio turnover rate                           7.09%           8.72%        32.86%           8.31%

* Commencement of operations October 1, 1998
** Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the fund received.


See Notes to Financial Statements

THE NEW MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998.

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $250,533 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $350,337 which will be recognized in the following tax year.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Management Agreement, the Manager, Virginia Management Investment Corporation ("VMIC"), provides investment management services for an annual fee of 1.0% of the average daily net assets of the Fund. VMIC has contractually agreed to waive its fees and reimburse the Fund through December 31, 2002 for expenses in order to limit the operating expenses to 1.99% of average net assets. For the year ended August 31, 2002, the manager waived fees of $54,218 and reimbursed other expenses of $10,984.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2002 was $284,880.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the year ended August 31, 2002, there were $27,108 of distribution expenses incurred and waived by VMIC.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$20,077 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares during the year ended August 31, 2002 were $1,205. Also, a one percent redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. Shares redeemed subject to a redemption fee will receive a lower redemption value per share.


     First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $3,600, from the Fund in connection with the purchases and sales of securities in the Fund's portfolio during the year ended August 31, 2002.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $25,625 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers, principals and/or directors of VMIC, CSS, FDCC and FSI.

NOTE 3 -INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, aggregated $355,030 and $1,375,044, respectively.

     The custodian has provided credits in the amount of $4,948 against custodian charges based on credits on cash balances of the Fund.

NOTE 4 -DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Capital loss carryforward              $  (250,533)
         Post-October capital losses               (350,337)
         Unrealized appreciation                    521,385
                                               --------------
                                               $    (79,485)
                                               ==============

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund decreased undistributed net investment loss by $43,352 and decreased paid in capital by $43,352.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of The New Market Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Market Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 1, 1998 through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

 SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director:
--------------------------- ------------------ ------------ -------------------------------- --------------------
John Pasco, III(2)          Chairman,          7            Mr. Pasco is Treasurer and a     Vontobel Funds,
 (56)                       Director and                    Director of Commonwealth         Inc.--3 Funds; The
                            Treasurer since                 Shareholder Services, Inc.,      World Insurance
                            May, 1997                       ("CSS"), the Company's           Trust--1 Fund
                                                            Administrator, since
                                                            1985; President and
                                                            Director of First
                                                            Dominion Capital
                                                            Corp., ("FDCC"), the
                                                            Company's
                                                            Underwriter;
                                                            Director and
                                                            shareholder of Fund
                                                            Services, Inc., the
                                                            Company's Transfer
                                                            and Disbursing Agent
                                                            since 1987;
                                                            President and
                                                            Treasurer of
                                                            Commonwealth Capital
                                                            Management, Inc.
                                                            since 1983 which
                                                            also owns an
                                                            interest in the
                                                            investment manager
                                                            of The New Market
                                                            Fund and an interest
                                                            in the investment
                                                            adviser to the Third
                                                            Millennium Russia
                                                            Fund, two other
                                                            funds of the
                                                            Company; President
                                                            of Commonwealth
                                                            Capital Management,
                                                            LLC, a registered
                                                            investment adviser,
                                                            since December,
                                                            2000; Shareholder of
                                                            Commonwealth Fund
                                                            Accounting, Inc.,
                                                            which provides
                                                            bookkeeping
                                                            services; Chairman,
                                                            Director and
                                                            Treasurer of
                                                            Vontobel Funds,
                                                            Inc., a registered
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Interested Director (continued):
-----------------------------------------------------------------------------------------------------------------
John Pasco, III(2)                                          investment   company, since
 (56)                                                       March, 1997; Chairman,
                                                            Director and Treasurer of The
                                                            World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002.  Mr. Pasco is
                                                            also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------- ------------------ ------------ -------------------------------- --------------------
Samuel Boyd, Jr.            Director since     7            Mr. Boyd is Manager of the       Vontobel Funds,
 (61)                       May, 1997                       Customer Services Operations     Inc.--3 Funds; The
                                                            and Accounting Division of the   World Insurance
                                                            Potomac Electric Power Company   Trust--1 Fund
                                                            since August, 1978; and
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March,  1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Boyd is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
William E. Poist            Director since     7            Mr. Poist is a financial and     Vontobel Funds,
(65)                        May, 1997                       tax consultant through his       Inc.--3 Funds; The
                                                            firm Management Consulting for   World Insurance
                                                            Professionals since 1968;        Trust--1 Fund
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Poist is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson           Director since     7            Mr. Dickinson is President of    Vontobel Funds,
(54)                        May, 1997                       Alfred J. Dickinson, Inc.        Inc.--3 Funds; The
                                                            Realtors since April, 1971;      World Insurance
                                                            Director of Vontobel Funds,      Trust--1 Fund
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            and a Trustee of The World
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director (continued):
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson                                           Insurance Trust, a registered
(54)                                                        investment company, since May,
                                                            2002.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers:
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*F. Byron Parker, Jr.       Secretary since    N/A          Mr. Parker is Secretary of CSS   N/A
 (58)                       May, 1997                       and FDCC since 1986; Secretary
                                                            of Vontobel Funds, Inc., a
                                                            registered investment company,
                                                            since March, 1997; Secretary
                                                            of The World Insurance Trust,
                                                            a registered investment
                                                            company, since May, 2002; and
                                                            partner in the law firm Parker
                                                            and McMakin.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Jane H. Williams            Vice President     N/A          Ms. Williams is the President    N/A
3000 Sand Hill Road         of the Company                  of Sand Hill Advisors, Inc.
Suite 150                   and President of                since August, 2000 and was the
Menlo Park, CA  94025       the Sand Hill                   Executive Vice President of
(53)                        Portfolio                       Sand Hill Advisors, since 1982.
                            Manager Fund series since May, 1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Leland H. Faust             President of the   N/A          Mr. Faust is President of CSI    N/A
One Montgomery St.,         CSI Equity Fund                 Capital Management, Inc. since
Suite 2525                  series and the                  1978.  Mr. Faust is also a
San Francisco, CA 94104     CSI Fixed Income                partner in the law firm Taylor
(55)                        Fund series                     & Faust since September, 1975.
                            since October,
                            1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Franklin A. Trice, III     Vice President     N/A          Mr. Trice is President of        N/A
P. O. Box 8535              of the Company                  Virginia Management Investment
Richmond, VA 23226          and President of                Corp. since May, 1998; and a
(38)                        the New Market                  registered representative of
                            Fund series                     FDCC, the Company's
                            since October,                  underwriter since September,
                            1998.                           1998.  Mr. Trice was a broker
                                                            with Scott & Stringfellow from
                                                            March, 1996 to May, 1997 and
                                                            with Craigie, Inc. from March,
                                                            1992 to January, 1996.
=========================== ================== ============ ================================ ====================

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers (continued):
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*John T. Connor, Jr.        Vice President     N/A          Mr. Connor is President of       N/A
1185 Avenue of the          of the Company                  Third Millennium Investment
Americas, 32nd Floor        and President of                Advisors, LLC since April
New York, NY 10036          the Third                       1998; and Chairman of ROSGAL
(61)                        Millennium                      Insurance since 1993.
                            Russia Fund
                            series since
                            October, 1998
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Steven T. Newby            Vice President     N/A          Mr. Newby is President of        N/A
555 Quince Orchard Rd.,     of the Company                  Newby & Co., a NASD
Suite 610                   and President of                broker/dealer since July,
Gaithersburg, MD 20878      the GenomicsFund                1990; and President of xGENx,
(55)                        series since                    LLC since November, 1999.
                            March, 2000
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Derwood S. Chase, Jr.       Vice President     N/A          Mr. Chase is President of        N/A
300 Preston Avenue,         of the Company                  Chase Investment Counsel
Suite 403                   and President of                Corporation and its
Charlottesville, VA 22902   the Chase                       predecessor, since 1957.
(70)                        Mid-Cap Growth
                            Fund since
                            August, 2002
=========================== ================== ============ ================================ ====================


     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

        Virginia Management Investment Corporation
        7800 Rockfalls Drive
        Richmond, Virginia 23225

Distributor:

        First Dominion Capital Corp.
        1500 Forest Avenue, Suite 223
        Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
        Eight Penn Center Plaza, Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to
Sand Hill's Transfer Agent:

        Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World
Funds, Inc., investment plans, and other shareholder services, call Commonwealth
Shareholder Services at (800) 527-9525 Toll Free.

                                [Image Omitted]
                         Annual Report to Shareholders


                          THIRD MILLENNIUM RUSSIA FUND


                                  A Series of
                             The World Funds, Inc.
                         A "Series" Investment Company


                               For the Year Ended
                                August 31, 2002

                         Annual Report to Shareholders

                          THIRD MILLENNIUM RUSSIA FUND

                       For the year ended August 31, 2002

     Volatility remains its defining characteristic; but this year not just for the Russian Stock Market. Your Fund ended its fiscal year up 20.22%. Subscriptions well out-paced redemptions this year, and we are grateful for this continued confidence on the part of our Shareholders.

     The Macro-economic performance of the Russian economy, under the leadership of President Vladimir Putin and the new head of the Central Bank of Russia Sergei Ignatiev, has been solid. Debt payments are made on schedule, yet reserves continue to grow. The Government projects 5% GDP growth for the year, which would mean a third year of significant progress toward economic "normalization."

     20% Inflation. Well known as the "thief in the night", inflation erodes the purchasing power and savings of the general population. Yet, to investors in a country such as Russia where domestic prices for oil, gas and electricity (as well as rent, telephone and other charges) are well below world market levels as a result of years of administered pricing by a Communist government, inflation is an ally. In other words, 30-40% of total inflation in Russia consists of price increases from regulated monopolies whose shareholders (including us) are looking for more profits.

     In short, when you see these inflation levels in Russia -- currently enjoying real increases in consumer purchasing power - you may agree that it is a transitional corrective towards world market levels.

     Your companies. The Portfolio of Third Millennium Russia Fund currently consists of 26 companies. Our largest holdings earlier in the year were Sibneft, Gazprom, Sberbank and Avtovaz.

     Oil stocks. We took profits in our largest holding this past year, Sibneft (we own 6 oil companies totaling approximately a third of the Portfolio) and other oils to increase our cash position about six weeks before the end of the fiscal year and our cash position is uncharacteristically high at about 15%. Overall, the Fund's performance has been driven by the outstanding performance of Russia's oil companies which control the world's second largest proven reserves and continue to be undervalued relative to their international peers.

     At the beginning of the calendar year, we took relatively large positions in Gazprom and Sberbank too. More recently, we took some profits, and today they represent the 6.5% holdings in each of the gas distribution and financial sectors, respectively.

     Unfortunately, Gazprom still maintains the discriminatory "fence" around foreign investors (whereby the depositary receipts packaged up for foreigners are subject to a mark up not justified by the price of the domestic stock). But, under its new, young leader Alexei Miller, the company is re-claiming previously purloined company assets and it is being run more like a business.

     Sberbank, frankly, blew me away. Its boss, Andrei Kazmin, a fluent English speaking former deputy finance minister, has been there 7 years and has used the period since the 1998 financial debacle to radically change this financial leviathan which dates back to 1841. He has reduced costs by cutting the number of branches from 36,000 to 22,000, gotten the bank into "VIP" (private) banking with two feet, ramped up "transitional" loans to business (investing in their business plans towards profitability) and extended 15 year mortgage loans to apartment owners. Sberbank's ROA is an amazing 3% and its ROE is 25%; owning its "Blessed Shares", intended for foreigners, is not as burdensome a way to ride with this state-owned institution as sitting on the fence.

     Avtovaz no longer enjoys the cheap ruble advantage it had after the 1998 devaluation which priced imports out of the Russian market. It is having a difficult time maintaining its domestic market position, but I take heart from General Motors' joint venture plans. (Avtovaz, Aeroflot and our new holding in the oil pipeline company Transneft constitute our transportation sector total of 6.7%.)

     Utilities. A year ago, the single largest holding in the Fund was RAO UES, the national power grid. Today, four holdings, including RAO UES, in the Utility Sector total only 7.5%. This sector is undergoing a government-sponsored reorganization entailing the danger companies will be broken up into parts some of which will prove illiquid in the financial markets. A recent announcement indicates that this reorganization will be delayed until 2005, so the uncertainty over this sector will continue for some time.

     Telecom. We had earlier lowered our ownership positions in the telecom area, where today we have three positions totaling 11.4% of the Portfolio. On the other hand, both MTS and Vimplecom have been solid performers overly hit, in my opinion, for marginally missing the street's estimates. Rostelecom is showing signs of once again acting like a real company.

     Other sectors. In addition, we have single company holdings in three of our other sectors: manufacturing (Uralmash at 1.4%); natural resources (Norilsk Nickel at 3.6%); and steel (Severstal at 4.3%) and five holdings in our consumer sector, including Akrikhin pharmaceuticals which I visited in June.

     Corporate Governance. This past year's most significant development has been the heightened regard most of these companies have shown for international corporate governance standards, with, for example, an explosion of board membership for outside directors. The leading broker in the Russian market, Brunswick UBS Warburg, publishes an excellent corporate governance evaluation and notes widespread progress among Russian companies this past year.

     As a general rule, though, the UBS report notes that companies still majority-owned by the Russian Government have been the worst in terms of investor orientation. This of course flies in the face of the Putin
Administration's policy of attracting foreign investment into the Russian economy. Generally the oil companies are the best, in their quest to have their market capitalizations better reflect their international peers. Most Improved as of UBS' August 16, 2002 report are Aeroflot, Baltika brewery (one of our consumer sector companies) and Norilsk Nickel.

     Arkady Volski and the Oligarchs. Finally, a bit of local flavor: In June, I also met with an old friend who heads Russia's Union of Industrialists and Entrepreneurs, based in Moscow. The Union acts as the country's main lobby for business to the State Duma, the Government and the President's Administration and is organized along industry committee lines to formulate and present positions on behalf of business members (rather like the NAM or the Chamber of Commerce in this country). The Union has not enjoyed a high public
profile.....until now.

     President Putin is reputed to have recently called in Russia's famous Oligarchs and told them that he was tired of reading about their high profile views and advice to the Government in the daily press and he wanted them out of politics. The reaction was general consternation, along the lines of "we're citizens and this is a democracy".

     Pres. Putin is then supposedly to have said, well, if they wanted to continue to participate actively in lobbying the Government, they should do so in a more professional manner through Arkady Volski's Union. I met Mr. Volski the day after the Oligarchs' first attendance at various committee meetings at the Union. The Press had been lined up outside (the Union has its offices in the old headquarters of the Communist Party near the Kremlin). The Union is now in the news....Another sign of Russia's normalization.

         In Sum. To recapitulate: This past year, Your Fund:
         ------
|_|      has performed well in highly volatile markets
|_|      its companies have seen significant changes, mostly positive
|_|      continues to have upside for 2003 and beyond.

         Again, thank you for your support.

                                              John T. Connor, Jr.
                                              Third Millennium Russia Fund
                                              Portfolio Manager

-------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
            THIRD MILLENNIUM RUSSIA FUND VS. THE MOSCOW TIMES INDEX

[Graph begins here]

                Third Millennium        The Moscow
Date            Russia Fund             Times Index
-------         ----------------        --------------
10/1/98         10                      10
8/31/99         13                      31
8/31/00         25                      73
8/31/01         21                      31
8/31/02         26                      51

     Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


[Graph ends here]
--------------------------------------------------------------------------------


     ----------------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                      1 Year       3 Year      Since Inception

                      13.31%       21.77%           27.08%

             *The total return shown does not reflect the deduction
                 of taxes that a share- holder would pay on Fund
                   distributions or redemption of Fund shares.

     --------------------------------------------------------------------


--------------------------------------------------------------------------------
       The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks.

         The Index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration.

       (The comparative index is not adjusted to reflect expenses that the
            SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

                          THIRD MILLENNIUM RUSSIA FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002

Number
of Shares                  Security Description                   Market Value
-------------              -----------------------                -------------
                           COMMON STOCK:               85.32%

                           CONSUMER:                    4.47%
      1,257                Akrikhin Pharmaceuticals*                 $ 100,560
      1,000                Baltika Brewery                              14,550
     25,000                Sun Interbrew Ltd 144A GDR*                 146,250
     10,000                TsUM Department Stores                       74,000
     10,000                Wimm Bill Dann Foods ADR*                   181,100
                                                                 --------------
                                                                       516,460
                                                                 --------------
                           FINANCIAL:                   6.49%
      5,000                Sberbank RF-GTS*                            748,500
                                                                 --------------
                           GAS DISTRIBUTION:            6.50%
     60,000                RAO Gazprom Sponsored ADR Reg S             750,000
                                                                 --------------

                           MANUFACTURING:               1.37%
     35,300                Ural Mash Factory                           158,144
                                                                 --------------

                           NATURAL RESOURCES:           3.53%
     22,000                Norilsk Mining & Smelting ADR               407,000
                                                                 --------------

                           OIL DISTRIBUTION:           16.00%
     10,000                Lukoil ADR                                  637,500
     65,000                Sibneft ADR*                              1,209,000
                                                                 --------------
                                                                     1,846,500
                                                                 --------------
                           OIL PRODUCTION:             17.11%
     32,500                Surgutneftegaz  ADR                         560,625
     55,000                Tatneft ADR Reg S                           734,800
     20,000                Tyumen Oil Company*                          28,600
      5,000                Yukos Corp ADR                              650,000
                                                                 --------------
                                                                     1,974,025
                                                                 --------------
                           STEEL:                       4.28%
      9,500                Severstal*                                  494,000
                                                                 --------------

                           TELECOMMUNICATIONS:         11.28%
      7,000                Mobile Telesystems  ADR*                 $ 206,150
     90,000                Rostelecom-SPN ADR                         576,000
     22,000                Vimpel Communications ADR*                 519,200
                                                                 -------------
                                                                    1,301,350
                                                                 -------------
                           TRANSPORTATION:              6.73%
     57,000                Aeroflot                                    16,245
     24,450                Avtovaz A O A  ADR*                        654,037
        300                Transneft PFD                              105,900
                                                                 -------------
                                                                      776,182
                                                                 -------------
                           UTILITIES:                   7.56%
     38,520                AO Mosenergo  ADR*                          96,300
      5,000                Nizhnovenergo                               37,500
     50,000                Permenergo                                  72,500
     73,990                RAO Unified Energy System ADR              665,910
                                                                  -------------
                                                                      872,210
                                                                  -------------
                           TOTAL INVESTMENTS:
                           (Cost: $9,921,109)           85.32%      9,844,371
                           Other assets, net            14.68       1,693,405
                           NET ASSETS                  -------     ----------
                                                       100.00%  $  11,537,776
                                                       =======     ==========

*   Non-income producing
** Cost for Federal income tax purpose is $9,921,109 and net unrealized depreciation consists of:
              Gross unrealized appreciation          $  911,222
              Gross unrealized depreciation            (987,960)
                                                      -----------
              Net unrealized depreciation            $  (76,738)
                                                      ===========

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------
ASSETS
    Investments at value (identified cost of $9,921,109)
      (Notes 1 & 3)                                             $  9,844,371
    Cash                                                           1,610,745

    Receivables:
       Dividends                                  $    81,999
       Interest                                        12,500
       Capital stock sold                               3,570
                                                    ----------
                                                                      98,069
    Deferred organization costs (Note 1)                              19,693
    Other assets                                                       7,475
                                                                  -----------
           TOTAL ASSETS                                           11,580,353
                                                                  -----------
LIABILITIES
    Payable for securities purchased                                   3,439
    Accrued management fees                                           11,354
    Accrued expenses                                                  27,784
                                                                  -----------
           TOTAL LIABILITIES                                          42,577
                                                                  -----------

NET ASSETS                                                     $   11,537,776
                                                                 ============

    NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
             ($11,537,776 / 554,358 shares outstanding) (Note 2)   $   20.81
                                                                   ==========

    MAXIMUM OFFERING PRICE PER SHARE ($20.81 X 100/94.25)          $   22.08
                                                                   ==========

    At August 31, 2002 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
    Paid in capital                                            $  10,976,892
    Accumulated net realized gain on investments                     637,622
    Net unrealized depreciation of investments                       (76,738)
                                                               --------------
    Net assets                                                 $  11,537,776
                                                               ==============


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of $26,835 foreign taxes withheld)  $ 129,289
    Interest                                               4,710
                                                      ----------
      Total income                                               $    133,999
                                                                --------------

EXPENSES
    Investment advisory fees (Note 2)                   149,470
    12b-1 fees (Note 2)                                  21,353
    Custodian and accounting fees                        97,794
    Legal and audit fees                                 14,329
    Registration fees                                    17,625
    Organization expense amortization                    18,181
    Recordkeeping and administrative services (Note 2)   30,000
    Transfer agent fees (Note 2)                         38,364
    Shareholder servicing and reports (Note 2)           17,798
    Miscellaneous                                        16,858
                                                 --------------
         Total expenses                                                421,772
    Management fee waiver and expense reimbursements (Note 2)         (173,642)
    Custody credits (Note 3)                                           (13,248)
                                                                  ------------
      Net expenses                                                     234,882
                                                                  ------------

     Net investment loss                                              (100,883)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments                                   827,796
    Net decrease in unrealized appreciation on investments            (607,672)
                                                                  ------------
    Net gain on investments                                            220,124
                                                                  ------------
    Net increase in net assets resulting from operations           $   119,241
                                                                  =============


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                              Year ended        Year ended
                                            August 31, 2002    August 31, 2001
                                           -----------------  -----------------
OPERATIONS
   Net investment loss                        $   (100,883)     $    (11,932)
   Net realized gain (loss) on investments         827,796          (107,471)
   Unrealized depreciation of investments         (607,672)         (469,073)
                                               -------------    --------------
   Net increase (decrease) in net assets resulting
      from operations                              119,241          (588,476)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net realized gain from investment transactions
    ($-- and  $3.65 per share, respectively)          -             (455,619)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
    transactions*                                8,119,354         1,471,884
                                                ------------     -------------
   Net increase in net assets                    8,238,595           427,789
   Net assets at beginning of year               3,299,181         2,871,392
                                                ------------     -------------

NET ASSETS at the end of the year             $ 11,537,776       $ 3,299,181
                                              ============       =============

* A summary of capital share transactions follows:

                              Year ended                  Year ended
                            August 31, 2002             August 31, 2001
                       ------------------------    ----------------------------
                       Shares            Value     Shares                 Value
                       ------            ------    ------                 -----
Shares sold            808,652      $17,888,742    122,960           $2,315,423
Shares reinvested from
  distributions          -                -         31,402              449,127
Shares redeemed       (444,849)      (9,769,388)   (72,703)          (1,292,666)
                       --------      ----------    --------          ----------
Net increase           363,803      $ 8,119,354     81,659           $1,471,884
                       ========      ==========    ========          ==========




See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD
-------------------------------------------------------------------------------

                                     Years ended August 31,       Period ended
                                    -----------------------      --------------
                                    2002      2001     2000     August 31, 1999*
                                    ----      ----     ----     ---------------
Per Share Operating Performance
Net asset value, beginning of
 period                             $17.31   $26.37   $14.17    $10.00
                                    ------   ------   ------    ------
Income from investment operations-
  Net investment loss                (0.18)   (0.06)   (0.40)    (0.16)
  Net realized and unrealized gain
     (loss) on investments            3.68    (5.35)   12.93      4.33
                                     ------   ------  ------     -----
  Total from investment operations    3.50    (5.41)   12.53      4.17
                                     ------   ------  ------     -----
Less distributions from realized gains
     on investments                    --     (3.65)   (0.33)      --
                                     ------   ------  ------     -----
  Net asset value, end of period    $20.81   $17.31   $26.37    $14.17
                                     =====    =====   ======     =====
Total Return                         20.22%  (16.36%)  90.33%    41.70%
                                     =====    =====   ======     =====
Ratios/Supplemental Data
  Net assets, end of period (000's) $11,538  $3,299   $2,871    $1,313
Ratio of expenses to average  net
 assets
Ratio to average net assets (A)
   Expenses  (B)                      2.91%    3.46%   3.10%    2.75%**
   Expense ratio - net (C)            2.75%    2.75%   2.75%    2.75%**
   Net investment loss               (1.18%)  (0.48%) (1.96%)  (2.08%)**
Portfolio turnover rate             140.79%   54.05%  68.88%   14.43%

*    Commencement of operations was October 1, 1998
**  Annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 2.01% for the year ended August 31, 2002, 5.52% for the year ended August 31, 2001, 5.75% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the fund received.
See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the Fund on June 29, 1998. However, investment operations of the Fund did not commence until October 1, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of the Russian markets.

     Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

     ADR's, EDR's and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless TWF is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-six (56) months.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC ("TMIA") provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.

     TMIA, Commonwealth Capital Management Inc ("CCM"), First Dominion Capital Corp. ("FDCC"), and Commonwealth Shareholder Services, Inc. ("CSS"), collectively referred to as the "Service Providers", have contractually agreed to waive fees and reimburse the Fund for expenses in order to limit operating expenses to 2.75% of average net assets through August 31, 2002. For the year ended August 31, 2002, the Advisor waived fees of $123,216 and reimbursed expenses of $50,426.

     The Service Providers will be entitled to reimbursement of fees waived or remitted by the Service Providers to the Fund. The total amount of reimbursement recoverable by the Service Providers is the sum of all fees previously waived or remitted by the Service Providers to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2002 was $515,401.

     FDCC acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares for the year ended August 31, 2002 were $31,546. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended August 31, 2002, the CDSC for Fund shares redeemed was $157,877.

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.

     As provided in the Administrative Agreement, the Fund reimbursed CSS, its Administrative Agent, $37,028 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $32,759 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers, principals and/or directors of TMIA, CSS, CCM, FDCC and FSI.


NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, were $16,510,383 and $9,867,415, respectively.

     The custodian has provided credits in the amount of $13,248 against custodian and accounting charges based on credits on cash balances of the Fund.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                      Year ended                Year ended
                                    August 31, 2002          August 31, 2001
                                    ---------------          ---------------
         Distributions paid from:
           Ordinary income            $    --                 $   125,645
           Long term capital gains         --                     329,974
                                    --------------           ----------------
                                      $    --                 $   455,619
                                    ==============           ================

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Ordinary income                           $    337,249
         Realized long-term capital gains               300,373
         Unrealized depreciation                        (76,738)
                                                    ------------
                                                   $    560,884
                                                    ------------

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund decreased undistributed net investment loss by $100,883, decreased accumulated net realized gain on investments by $82,703 and decreased paid in capital by $18,180.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Third Millennium Russia Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Millennium Russia Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period October 1, 1998 through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

The World Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director:
--------------------------- ------------------ ------------ -------------------------------- --------------------
John Pasco, III(2)          Chairman,          7            Mr. Pasco is Treasurer and a     Vontobel Funds,
 (56)                       Director and                    Director of Commonwealth         Inc.--3 Funds; The
                            Treasurer since                 Shareholder Services, Inc.,      World Insurance
                            May, 1997                       ("CSS"), the Company's           Trust--1 Fund
                                                            Administrator, since
                                                            1985; President and
                                                            Director of First
                                                            Dominion Capital
                                                            Corp., ("FDCC"), the
                                                            Company's
                                                            Underwriter;
                                                            Director and
                                                            shareholder of Fund
                                                            Services, Inc., the
                                                            Company's Transfer
                                                            and Disbursing Agent
                                                            since 1987;
                                                            President and
                                                            Treasurer of
                                                            Commonwealth Capital
                                                            Management, Inc.
                                                            since 1983 which
                                                            also owns an
                                                            interest in the
                                                            investment manager
                                                            of The New Market
                                                            Fund and an interest
                                                            in the investment
                                                            adviser to the Third
                                                            Millennium Russia
                                                            Fund, two other
                                                            funds of the
                                                            Company; President
                                                            of Commonwealth
                                                            Capital Management,
                                                            LLC, a registered
                                                            investment adviser,
                                                            since December,
                                                            2000; Shareholder of
                                                            Commonwealth Fund
                                                            Accounting, Inc.,
                                                            which provides
                                                            bookkeeping
                                                            services; Chairman,
                                                            Director and
                                                            Treasurer of
                                                            Vontobel Funds,
                                                            Inc., a registered
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Interested Director (continued):
-----------------------------------------------------------------------------------------------------------------
John Pasco, III(2)                                          investment   company, since
 (56)                                                       March, 1997; Chairman,
                                                            Director and Treasurer of The
                                                            World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002.  Mr. Pasco is
                                                            also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------- ------------------ ------------ -------------------------------- --------------------
Samuel Boyd, Jr.            Director since     7            Mr. Boyd is Manager of the       Vontobel Funds,
 (61)                       May, 1997                       Customer Services Operations     Inc.--3 Funds; The
                                                            and Accounting Division of the   World Insurance
                                                            Potomac Electric Power Company   Trust--1 Fund
                                                            since August, 1978; and
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March,  1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Boyd is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
William E. Poist            Director since     7            Mr. Poist is a financial and     Vontobel Funds,
(65)                        May, 1997                       tax consultant through his       Inc.--3 Funds; The
                                                            firm Management Consulting for   World Insurance
                                                            Professionals since 1968;        Trust--1 Fund
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Poist is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson           Director since     7            Mr. Dickinson is President of    Vontobel Funds,
(54)                        May, 1997                       Alfred J. Dickinson, Inc.        Inc.--3 Funds; The
                                                            Realtors since April, 1971;      World Insurance
                                                            Director of Vontobel Funds,      Trust--1 Fund
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            and a Trustee of The World
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director (continued):
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson                                           Insurance Trust, a registered
(54)                                                        investment company, since May,
                                                            2002.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers:
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*F. Byron Parker, Jr.       Secretary since    N/A          Mr. Parker is Secretary of CSS   N/A
 (58)                       May, 1997                       and FDCC since 1986; Secretary
                                                            of Vontobel Funds, Inc., a
                                                            registered investment company,
                                                            since March, 1997; Secretary
                                                            of The World Insurance Trust,
                                                            a registered investment
                                                            company, since May, 2002; and
                                                            partner in the law firm Parker
                                                            and McMakin.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Jane H. Williams            Vice President     N/A          Ms. Williams is the President    N/A
3000 Sand Hill Road         of the Company                  of Sand Hill Advisors, Inc.
Suite 150                   and President of                since August, 2000 and was the
Menlo Park, CA  94025       the Sand Hill                   Executive Vice President of
(53)                        Portfolio                       Sand Hill Advisors, since 1982.
                            Manager Fund series since May, 1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Leland H. Faust             President of the   N/A          Mr. Faust is President of CSI    N/A
One Montgomery St.,         CSI Equity Fund                 Capital Management, Inc. since
Suite 2525                  series and the                  1978.  Mr. Faust is also a
San Francisco, CA 94104     CSI Fixed Income                partner in the law firm Taylor
(55)                        Fund series                     & Faust since September, 1975.
                            since October,
                            1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Franklin A. Trice, III     Vice President     N/A          Mr. Trice is President of        N/A
P. O. Box 8535              of the Company                  Virginia Management Investment
Richmond, VA 23226          and President of                Corp. since May, 1998; and a
(38)                        the New Market                  registered representative of
                            Fund series                     FDCC, the Company's
                            since October,                  underwriter since September,
                            1998.                           1998.  Mr. Trice was a broker
                                                            with Scott & Stringfellow from
                                                            March, 1996 to May, 1997 and
                                                            with Craigie, Inc. from March,
                                                            1992 to January, 1996.
=========================== ================== ============ ================================ ====================

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers (continued):
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*John T. Connor, Jr.        Vice President     N/A          Mr. Connor is President of       N/A
1185 Avenue of the          of the Company                  Third Millennium Investment
Americas, 32nd Floor        and President of                Advisors, LLC since April
New York, NY 10036          the Third                       1998; and Chairman of ROSGAL
(61)                        Millennium                      Insurance since 1993.
                            Russia Fund
                            series since
                            October, 1998
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Steven T. Newby            Vice President     N/A          Mr. Newby is President of        N/A
555 Quince Orchard Rd.,     of the Company                  Newby & Co., a NASD
Suite 610                   and President of                broker/dealer since July,
Gaithersburg, MD 20878      the GenomicsFund                1990; and President of xGENx,
(55)                        series since                    LLC since November, 1999.
                            March, 2000
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Derwood S. Chase, Jr.       Vice President     N/A          Mr. Chase is President of        N/A
300 Preston Avenue,         of the Company                  Chase Investment Counsel
Suite 403                   and President of                Corporation and its
Charlottesville, VA 22902   the Chase                       predecessor, since 1957.
(70)                        Mid-Cap Growth
                            Fund since
                            August, 2002
=========================== ================== ============ ================================ ====================


     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

        Third Millennium Investment Advisors LLC
        1185 Avenue of the Americas
        32nd Floor
        New York, New York 10036

Distributor:

        First Dominion Capital Corp.
        1500 Forest Avenue, Suite 223
        Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
        Eight Penn Center Plaza, Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to
Sand Hill's Transfer Agent:

        Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World
Funds, Inc., investment plans, and other shareholder services, call Commonwealth
Shareholder Services at (800) 527-9525 Toll Free.

Genomics Fund
Annual Report

For the Year Ended August 31, 2002

Dear Shareholder,

     Fiscal 2002, ending August 31st, was an extremely difficult one for the stock market, technology stocks in general, and biotechnology stocks in particular. GenomicsFund closed the year at $1.66. This was a 61.66% decline from August 31, 2001.

     The decline was especially disheartening in view of the excellent scientific progress being made by most of our portfolio companies. Many have drugs and therapeutics already FDA approved and marketed. They have a multitude of products in advanced human clinical trials, as well as a rich pipeline of additional products in late stages of development. Most of our portfolio companies are well funded with low levels of debt and relatively high levels of cash and cash equivalents.

     It's impossible to predict when the stock market will begin to share our optimistic outlook for the biotechnology sector. We continue to expect extreme volatility in the months ahead and caution the GenomicsFund is suitable only for investors who understand and can assume the risks inherent in such an investment. As a large shareholder of the Fund, we share your interest in improving its performance. We continue to work diligently toward that goal.


Sincerely,



Steven T. Newby
Portfolio Manager

Comparison of $10,000 Investment in
GenomicsFund vs. Nasdaq Composite Index

[Graph Begins Here]

Date            GenomicsFund     NASDAQ Composite Index
-------------   -------------    -----------------------
3/1/00          10.0             10.0
8/31/00         10.5              8.8
8/31/01          4.5              3.8
8/31/02          3.8              2.7

[Graph Ends Here]
Past performance is not predictive of future performance.


          -------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                         1 Year                   Since Inception

                         (61.66%)                 (50.51%)

     *The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
          --------------------------------------------------------------

-------------------------------------------------------------------------------
         The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

         (The comparative index is not adjusted to reflect expenses that the
          SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                                  GENOMICSFUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002
Number                                                               Market
of Shares     Security Description                                    Value
---------     ---------------------                                 -------
              COMMON STOCKS:                            98.36%

              BIOPHARMACEUTICALS &
              BIOTHERAPEUTICS:                          62.12%
              (companies with FDA approved products)
   10,000     Genentech.inc.*                                 $     327,900
   16,000     Genzyme Corp.*                                        330,880
   30,000     Gilead Sciences, Inc.*                                962,400
    9,000     IDEC Pharmaceuticals Corp.*                           361,620
   48,000     Ligand Pharmaceuticals, Inc.*                         354,240
   14,000     Medimmune, Inc.*                                      359,380
   58,300     Millennium Pharmaceuticals, Inc.*                     714,758
   32,000     Protein Design Labs, Inc.*                            331,552
   27,000     Scios, Inc.*                                          649,620
   49,300     Sepracor, Inc.*                                       274,601
                                                              -------------
                                                                  4,666,951
                                                              -------------
              BIOPHARMACEUTICALS &
              BIOTHERAPEUTICS:                          32.65%
              (companies with products in clinical development)
   27,000     Abgenix, Inc.*                                        208,980
   46,000     Genta Inc.*                                           356,960
   70,790     Isis Pharmaceuticals, Inc.*                           716,395
  103,231     Medarex, Inc.*                                        629,709
   17,000     OSI Pharmaceuticals, Inc*                             266,560
   13,775     Vertex Pharmaceuticals, Inc.*                         274,122
                                                              -------------
                                                                  2,452,726
                                                              -------------

              BIOINFORMATICS AND
              ANALYSIS TECHNOLOGIES:                     3.59%
   15,000     Affymetrix, Inc.*                                     270,150
                                                              -------------


              TOTAL INVESTMENTS:
              (Cost: $17,327,910)**                  98.36%     $  7,389,827
              Other assets, net                       1.64%          123,048
                                                    -------     ------------
              NET ASSETS                            100.00%        7,512,876
                                                    =======     ============

* Non-income producing
**Cost for Federal income tax purpose is $17,327,910 and net unrealized depreciation consists of:
              Gross unrealized appreciation                     $   11,067
              Gross unrealized depreciation                     (9,949,150)
                                                              -------------
              Net unrealized depreciation                     $ (9,938,083)
                                                              =============

See Notes to Financial Statements

GENOMICSFUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
-------------------------------------------------------------------------------
ASSETS
     Investments at value (identified cost of $17,327,910)
            (Notes 1 & 3)                                     $   7,389,827
     Cash                                                           136,600
     Receivable for capital stock sold                                4,700
                                                              -------------
         TOTAL ASSETS                                             7,531,127
                                                              -------------

LIABILITIES
     Payable for capital stock redeemed                               2,984
     Accrued 12b-1 fees                                               4,228
     Accrued expenses                                                11,040
                                                              -------------
         TOTAL LIABILITIES                                           18,252
                                                              -------------

NET ASSETS                                                    $   7,512,875
                                                              =============

     NET ASSET VALUE, OFFERING AND
             REDEMPTION PRICE PER SHARE
             ($7,512,875/ 4,530,263 shares outstanding)       $       1.66
                                                              =============
     At August 31, 2002 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
     Paid in capital                                          $ 35,341,250
     Accumulated net realized loss on investments              (17,890,292)
     Net unrealized depreciation of investments                 (9,938,083)
                                                              -------------
     Net Assets                                               $  7,512,875
                                                              =============


     See Notes to Financial Statements

GENOMICSFUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
-------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividend Income                                              $     85
                                                                -------------
EXPENSES
     Investment advisory fees (Note 2)        $    136,201
     12b-1 fees (Note 2)                            34,051
     Custody and accounting fees (Note 3)           40,773
     Recordkeeping and administrative
       services (Note 2)                            27,241
     Registration fees                              23,546
     Transfer agent fees (Note 2)                   57,040
     Shareholder servicing and reports
       (Note 2)                                     18,883
     Legal and audit fees                           21,630
     Miscellaneous                                  25,661
                                               -----------
       Total expenses                                               385,026
     Management fee waiver and reimbursed
       expenses (Note 2)                                          (120,933)
     Custody credits (Note 3)                                       (5,427)
                                                              -------------

      Net expenses                                                  258,666
                                                              -------------

     Net investment loss                                          (258,581)
                                                              -------------

REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
     Net realized loss on investments                          (10,183,216)
     Net change in unrealized depreciation
       on investments                                           (1,204,850)
                                                              -------------
     Net loss on investments                                   (11,388,066)
                                                              -------------
     Net decrease in net assets resulting from operations     $(11,646,647)
                                                              =============


See Notes to Financial Statements

GENOMICSFUND

STATEMENT OF CHANGES IN NET ASSETS

                                            Year ended            Year ended
                                         August 31, 2002      August 31, 2001
                                         ---------------      ----------------
OPERATIONS
     Net investment loss              $       (258,581)      $       (445,415)
     Net realized loss on investments      (10,183,216)            (7,707,076)
     Change in unrealized
       depreciation of investments          (1,204,850)           (14,129,403)
                                          -------------         --------------
     Net decrease in net assets resulting
       from operations                     (11,646,647)           (22,281,894)

DISTRIBUTION TO SHAREHOLDERS
       FROM
        Capital gains ($-- and $.14 per share,
           respectively)                             -               (603,235)

CAPITAL SHARE TRANSACTIONS
     Net increase in net assets resulting
       from capital share transactions*         329,135             12,893,659
                                          -------------         --------------
     Net decrease in net assets            (11,317,512)            (9,991,470)
     Net assets at beginning of year        18,830,387             28,821,857
                                          ------------          --------------
NET ASSETS at the end of the year         $  7,512,875        $    18,830,387
                                          ================     ===============

* A summary of capital share transactions follows:
                            Year ended                     Year ended
                          August 31, 2002                August 31, 2001
                     ----------------------------  -----------------------------
                     Shares           Value       Shares            Value
                     --------         -------     --------          --------
Shares sold           1,406,830      $ 4,083,231   3,746,886       $ 26,103,341
Shares reinvested
  from distributions        -              -         143,009            593,485
Shares redeemed      (1,228,234)      (3,754,096) (2,272,552)       (13,803,167)
                     -----------      ----------- -----------       ------------
Net increase            178,596         $329,135   1,617,343       $ 12,893,659
                     ===========      =========== ===========       ============
See Notes to Financial Statements

GENOMICSFUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                    Year ended    Year ended   Period ended
                                    August 31,     August 31,   August 31,
                                      2002           2001         2000*
                                   -----------    ----------   -----------
Per Share Operating Performance
Net asset value, beginning of
   period                           $ 4.33         $ 10.54       $ 10.00
                                     ------         ------        ------
Income from investment
  operations-
   Net investment loss               (0.06)          (0.10)        (0.03)
   Net realized and unrealized
    gain (loss) on investments       (2.61)          (5.97)         0.57
                                     ------          ------        ------
   Total from investment
    operations                       (2.67)          (6.07)         0.54
                                     ------          ------        ------
Less distributions-
   Distributions from net realized
    gains on investments                -            (0.14)          -
                                     ------          ------        ------
Net asset value, end of period      $ 1.66          $ 4.33        $10.54
                                    =======         =======       =======

Total Return                        (61.66%)        (57.49%)        5.40%
                                    =======         =======       =======



Ratios/Supplemental Data
  Net assets, end of period (000's) $  7,513       $ 18,830       $ 28,822
Ratio to average net assets (A)
   Expenses  (B)                        1.94%         1.98%         1.89%**
   Expense ratio - net (C)              1.90%         1.90%         1.89%**
   Net investment loss                 (1.90%)       (1.90%)       (1.73%)**
Portfolio turnover rate                74.15%        70.97%        85.25%


* Commencement of operations was March 1, 2000.
** Annualized

(A) Management fee waivers and reimbursements reduced the expense ratio and reduced net investment loss ratio by .89% for the year ended August 31, 2002, ..29% for the year ended August 31, 2001 and 1.44% for the period ended August 31, 2000.
(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.
(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

GENOMICSFUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2002

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The GenomicsFund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock.

     The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomics-related businesses.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $9,645,613 available to offset future capital gains, if any, which expires in 2009 and 2010. As of August 31, 2002, the Fund has a post-October capital loss deferral of $8,244,679 which will be recognized in the following tax year.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2- INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, xGENx, LLC provides investment services for an annual fee of 1.00% on the first $250 million average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and, 0.75% on average daily net assets of the Fund over $500 million. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years of operations so that the total annual operating expenses for the Fund are limited to 1.90%. For the year ended August 31, 2002, the Advisor waived fees of $117,389.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2002 was $255,839.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average net assets. For the year ended August 31, 2002, there were $34,051 of distribution expenses incurred by the Fund, of which $3,544 was reimbursed by the Advisor.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$40,862 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $250 million average daily net assets of the Fund; 0.175% on average daily net assets in excess of $250 million and not more than $500 million; 0.15% on average daily net assets in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets over $1 billion, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $49,162 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers and/or directors of xGENx, LLC, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, aggregated $10,444,862 and $9,767,021, respectively.

     The custodian has provided credits in the amount of $5,427 against custodian and accounting charges based on credits on cash balances of the Fund.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, wash sales and post-October capital losses.

     The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                      Year ended                Year ended
                                    August 31, 2002           August 31, 2001
    Distributions paid from:
      Ordinary income               $      -                $    603,235
                                    ================        ================

         As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

    Capital loss carryforward       $     (9,645,613)
    Post-October capital losses           (8,244,679)
    Unrealized depreciation               (9,938,083)
                                        --------------
                                    $    (27,828,375)

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund decreased undistributed net investment loss by $258,581 and decreased paid in capital by $258,581. Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the GenomicsFund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 1, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GenomicsFund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 1, 2000 to August 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

The World Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

     Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

======================== =========== ========== ======================= =============

                                                                        Other
Name, Address and        Position(s) Number     Principal               Directorships
Age(1)                   Held with   of Funds   Occupation(s) During    by
                         Company     in         the Past 5 Years        Directors
                         and Tenure  Company                            and Number
                                     Overseen                           of Fund in
                                                                        the Complex
                                                                        Overseen
------------------------ ----------- ---------- ----------------------- -------------
-------------------------------------------------------------------------------------
Interested Director:
-------------------------------------------------------------------------------------
------------------------ ----------- ---------- ----------------------- -------------
John Pasco, III (2)      Chairman,   7          Mr. Pasco is            Vontobel
(56)                     Director               Treasurer and a         Funds,
                         and                    Director of             Inc.--3
                         Treasurer              Commonwealth            Funds; The
                         since                  Shareholder Services,   World
                         May, 1997              Inc., ("CSS"), the      Insurance
                                                Company's               Trust--1 Fund
                                                Administrator, since
                                                1985; President and
                                                Director of First
                                                Dominion Capital
                                                Corp., ("FDCC"), the
                                                Company's
                                                Underwriter; Director
                                                and shareholder of
                                                Fund Services, Inc.,
                                                the Company's
                                                Transfer and
                                                Disbursing Agent
                                                since 1987; President
                                                and Treasurer
                                                of
                                                Commonwealth Capital
                                                Management, Inc.
                                                since 1983 which also
                                                owns an interest in
                                                the investment
                                                manager of The New
                                                Market Fund and an
                                                interest in the
                                                investment adviser to
                                                the Third Millennium
                                                Russia Fund, two
                                                other funds of the
                                                Company;  President
                                                of Commonwealth
                                                Capital Management,
                                                LLC, a registered
                                                investment adviser,
                                                since December, 2000;
                                                Shareholder of
                                                Commonwealth Fund
                                                Accounting, Inc.,
                                                which provides
                                                bookkeeping services;
                                                Chairman, Director
                                                and Treasurer of
                                                Vontobel Funds, Inc.,
                                                a registered
                                                investment
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
                                                                        Other
Name, Address and        Position(s) Number     Principal               Directorships
Age(1)                   Held with   of Funds   Occupation(s) During    by
                         Company     in         the Past 5 Years        Directors
                         and Tenure  Company                            and Number
                                     Overseen                           of Fund in
                                                                        the Complex
                                                                        Overseen
------------------------ ----------- ---------- ----------------------- -------------
-------------------------------------------------------------------------------------
Interested  Director (continued):
-------------------------------------------------------------------------------------
------------------------ ----------- ---------- ----------------------- -------------
John Pasco, III (2)                             company, since March,
(56)                                            1997; Chairman,
                                                Director and
                                                Treasurer of The
                                                World Insurance
                                                Trust, a registered
                                                investment company,
                                                since May, 2002.  Mr.
                                                Pasco is also a
                                                certified public
                                                accountant.
------------------------ ----------- ---------- ----------------------- -------------
-------------------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------------------
------------------------ ----------- ---------- ----------------------- -------------
Samuel Boyd, Jr.         Director    7          Mr. Boyd is Manager     Vontobel
 (61)                    since                  of the Customer         Funds,
                         May, 1997              Services Operations     Inc.--3
                                                and Accounting          Funds; The
                                                Division of the         World
                                                Potomac Electric        Insurance
                                                Power Company since     Trust--1 Fund
                                                August, 1978; and
                                                Director of Vontobel
                                                Funds, Inc., a
                                                registered investment
                                                company, since
                                                March,  1997;
                                                Trustee of The World
                                                Insurance Trust, a
                                                registered investment
                                                company, since May,
                                                2002.  Mr. Boyd is
                                                also a certified
                                                public accountant.
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
William E. Poist         Director    7          Mr. Poist is a          Vontobel
(65)                     since                  financial and tax       Funds,
                         May, 1997              consultant through      Inc.--3
                                                his firm Management     Funds; The
                                                Consulting for          World
                                                Professionals since     Insurance
                                                1968; Director of       Trust--1 Fund
                                                Vontobel Funds, Inc.,
                                                a registered
                                                investment company,
                                                since March, 1997;
                                                Trustee of The World
                                                Insurance Trust, a
                                                registered investment
                                                company, since May,
                                                2002.  Mr. Poist is
                                                also a certified
                                                public accountant.
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
Paul M. Dickinson        Director    7          Mr. Dickinson is        Vontobel
(54)                     since                  President of Alfred     Funds,
                         May, 1997              J. Dickinson, Inc.      Inc.--3
                                                Realtors since April,   Funds; The
                                                1971; Director of       World
                                                Vontobel Funds, Inc.,   Insurance
                                                a registered            Trust--1 Fund
                                                investment company,
                                                since March, 1997;
                                                and a Trustee of The
                                                World Insurance
                                                Trust, a registered
                                                investment company,
                                                since May, 2002.
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
                                                                        Other
Name, Address and        Position(s) Number     Principal               Directorships
Age(1)                   Held with   of Funds   Occupation(s) During    by
                         Company     in         the Past 5 Years        Directors
                         and Tenure  Company                            and Number
                                     Overseen                           of Fund in
                                                                        the Complex
                                                                        Overseen
------------------------ ----------- ---------- ----------------------- -------------
-------------------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------------------
------------------------ ----------- ---------- ----------------------- -------------
*F. Byron Parker, Jr.    Secretary   N/A        Mr. Parker is           N/A
 (58)                    since                  Secretary of CSS and
                         May, 1997              FDCC since 1986;
                                                Secretary of Vontobel
                                                Funds, Inc., a
                                                registered investment
                                                company, since March,
                                                1997; Secretary of
                                                The World Insurance
                                                Trust, a registered
                                                investment company,
                                                since May, 2002; and
                                                partner in the law
                                                firm Parker and
                                                McMakin.
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
*Jane H. Williams        Vice        N/A        Ms. Williams is the     N/A
3000 Sand Hill Road      President              President of Sand
Suite 150                of the                 Hill Advisors, Inc.
Menlo Park, CA  94025    Company                since August, 2000
(53)                     and                    and was the Executive
                         President              Vice President of
                         of the                 Sand Hill Advisors,
                         Sand Hill              since 1982.
                         Portfolio
                         Manager
                         Fund
                         series
                         since
                         May, 1997.
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
*Leland H. Faust         President   N/A        Mr. Faust is            N/A
One Montgomery St.,      of the                 President of CSI
Suite 2525               CSI                    Capital Management,
San Francisco, CA 94104  Equity                 Inc. since 1978.  Mr.
(55)                     Fund                   Faust is also a
                         series                 partner in the law
                         and the                firm Taylor & Faust
                         CSI Fixed              since September, 1975.
                         Income
                         Fund
                         series
                         since
                         October,
                         1997.
------------------------ ----------- ---------- ----------------------- -------------
*Franklin A. Trice, III  Vice        N/A        Mr. Trice is            N/A
P. O. Box 8535           President              President of Virginia
Richmond, VA 23226       of the                 Management Investment
(38)                     Company                Corp. since May,
                         and                    1998; and a
                         President              registered
                         of the                 representative of
                         New                    FDCC, the Company's
                         Market                 underwriter since
                         Fund                   September, 1998.  Mr.
                         series                 Trice was a broker
                         since                  with Scott &
                         October,               Stringfellow from
                         1998.                  March, 1996 to May,
                                                1997 and with
                                                Craigie, Inc. from
                                                March, 1992 to
                                                January, 1996.



------------------------ ----------- ---------- ----------------------- -------------

------------------------ ----------- ---------- ----------------------- -------------
                                                                        Other
Name, Address and        Position(s) Number     Principal               Directorships
Age(1)                   Held with   of Funds   Occupation(s) During    by
                         Company     in         the Past 5 Years        Directors
                         and Tenure  Company                            and Number
                                     Overseen                           of Fund in
                                                                        the Complex
                                                                        Overseen
------------------------ ----------- ---------- ----------------------- -------------
Officers (continued):
-------------------------------------------------------------------------------------
------------------------ ----------- ---------- ----------------------- -------------
*John T. Connor, Jr.     Vice        N/A        Mr. Connor is           N/A
1185 Avenue of the       President              President of Third
Americas, 32nd Floor     of the                 Millennium Investment
New York, NY 10036       Company                Advisors, LLC since
(61)                     and                    April 1998; and
                         President              Chairman of ROSGAL
                         of the                 Insurance since 1993.
                         Third
                         Millennium
                         Russia
                         Fund
                         series
                         since
                         October,
                         1998
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
*Steven T. Newby         Vice        N/A        Mr. Newby is            N/A
555 Quince Orchard Rd.,  President              President of Newby &
Suite 610                of the                 Co., a NASD
Gaithersburg, MD 20878   Company                broker/dealer since
(55)                     and                    July, 1990; and
                         President              President of xGENx,
                         of the                 LLC since November,
                         GenomicsFund           1999.
                         series
                         since
                         March,
                         2000
------------------------ ----------- ---------- ----------------------- -------------
------------------------ ----------- ---------- ----------------------- -------------
Derwood S. Chase, Jr.    Vice        N/A        Mr. Chase is            N/A
300 Preston Avenue,      President              President of Chase
Suite 403                of the                 Investment Counsel
Charlottesville, VA      Company                Corporation and its
22902                    and                    predecessor, since
(70)                     President              1957.
                         of the
                         Chase
                         Mid-Cap
                         Growth
                         Fund
                         since
                         August,
                         2002
------------------------ ----------- ---------- ----------------------- -------------


     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

     * Affiliated with a manager or investment adviser to a fund of the Company. Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

        XGENxLLC
        555 Quince Orchard Road, Suite 610
        Gaithersburg, Maryland 20878

Distributor:

        First Dominion Capital Corp.
        1500 Forest Avenue, Suite 223
        Richmond, Virginia 23229

Independent Auditors:

        Tait, Weller and Baker
        Eight Penn Center Plaza, Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to
Sand Hill's Transfer Agent:

        Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World
Funds, Inc., investment plans, and other shareholder services, call Commonwealth
Shareholder Services at (800) 527-9525 Toll Free